UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06718

Dreyfus Investment Grade Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	07/31
Date of reporting period:	0731/17

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Inflation Adjusted Securities Fund

ANNUAL REPORT July 31, 2017

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R  M O R E  I N F O R M AT I O N

Back Cover

Dreyfus Inflation Adjusted Securities Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Inflation Adjusted Securities Fund, covering the 12-month period from August 1, 2016 through July 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced mixed results over the past year in response to changing economic and political conditions. Financial markets during the final months of 2016 were dominated by the election of a new U.S. presidential administration. Equities surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies, but high-quality bonds generally lost value due to expectations of rising interest rates and accelerating inflation in a stronger economy. Despite a series of short-term interest-rate hikes, bonds recovered over the first seven months of 2017 when it became clearer that major tax and fiscal reforms would take time and political capital to enact. Stocks continued to rally, led by large, growth-oriented companies, as corporate earnings grew and global economic conditions improved.

The markets’ strong recent performance has been supported by solid underlying fundamentals. While we currently expect these favorable conditions to persist, we remain watchful for economic and political developments that could derail the rallies. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
August 15, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from August 1, 2016 through July 31, 2017, as provided by Robert Bayston, CFA, David Horsfall, CFA, and Nate Pearson, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended July 31, 2017, Dreyfus Inflation Adjusted Securities Fund’s Class I shares produced a total return of -0.39%, Investor shares returned -0.60%, and Class Y shares returned -0.24%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. TIPS 1-10 Year Index (the “Index”), produced a -0.08% total return for the same period.2

Treasury Inflation Protected Securities (TIPS) produced roughly flat returns over the reporting period when longer-term interest rates climbed in the wake of the U.S. presidential election, offsetting the more positive impact of a modest rise in inflationary pressures.

The Fund’s Investment Approach

The fund seeks returns that exceed the rate of inflation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in inflation-indexed securities. These are fixed-income securities designed to protect investors from a loss of value due to inflation by periodically adjusting their principal and/or coupon according to the rate of inflation.

The fund invests primarily in high-quality, U.S. dollar-denominated, inflation-indexed securities. To a limited extent, the fund may invest in foreign currency-denominated, inflation-protected securities and other fixed-income securities not adjusted for inflation, which are rated investment grade or the unrated equivalent as determined by Dreyfus. Such other fixed-income securities may include: U.S. government bonds and notes, corporate bonds, mortgage-related securities, and asset-backed securities. The fund seeks to keep its average effective duration between 2 and 10 years, and the fund may invest in securities of any maturity without restriction.

Interest Rates Climbed in Anticipation of Greater Growth

Longer-term interest rates rose sharply in the weeks following the U.S. presidential election in November 2016, causing prices of high-quality bonds, including TIPS, to decline. Rates moved higher in response to expectations that a new presidential administration’s more business-friendly regulatory, tax, and fiscal policies would boost U.S. economic growth and inflationary pressures. In addition, the Federal Reserve Board (the “Fed”) implemented a long-awaited increase in short-term interest rates in December 2017.

Despite continued robust labor markets and healthy consumer and business confidence, investors’ optimistic economic expectations moderated in early 2017 when it became clear that the enactment of government policy reforms was far from certain. Consequently, long-term U.S. interest rates moderated, giving back some, but not all, of the post-election spike.

Meanwhile, despite a tightening U.S. labor market, inflationary pressures remained more muted than many analysts had anticipated as energy prices declined and wage growth proved sluggish. Still, the Consumer Price Index (CPI) posted a modest increase for the reporting period overall. Indeed, the prospect of full employment and modestly accelerating inflation prompted the Fed to raise short-term interest rates twice more during the reporting period’s second half, sending the federal funds to a rate range between 1.00% and 1.25%. While the mild rise in inflation proved advantageous for TIPS, its benefits were offset by the detrimental effects of higher interest rates.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Interest-Rate Strategies Bolstered Relative Results

While we are never satisfied with negative absolute or relative returns, it is worth noting that the fund’s performance was supported during the reporting period by our interest-rate strategies. We shifted the fund’s duration posture to a slightly longer-than-average position after interest rates spiked in late 2016, enabling the fund to participate more fully in the benefits of moderating long-term rates over the first half of 2017.

Our security selection strategy also added a degree of value: the fund held overweighted exposure to TIPS with maturities in the 7- to 10-year range, which generally fared better than their shorter-term counterparts. Finally, when opportunities to do so became available, we took advantage of trading opportunities to purchase TIPS at relatively attractive prices.

Maintaining a Generally Constructive Investment Posture

The U.S. and global economies have continued to expand, and many analysts expect U.S. economic growth to gain momentum over the second half of the year. Inflationary pressures are expected to increase, and most analysts expect additional rate hikes from the Fed in the months ahead. These conditions could prove more positive for TIPS than nominal U.S. Treasury securities. TIPS ended the reporting period at valuations reflecting inflation expectations that we believe may be too low. The Fed’s unwinding of its quantitative easing program also could put upward pressure on some long-term U.S. government bond yields, potentially creating opportunities to benefit from wider yield differences across the market’s maturity spectrum.

As of the end of the reporting period, we have maintained the fund’s average duration in a roughly neutral position compared to the Index while we await clearer evidence of the economy’s strength. We also have remained watchful for trading opportunities in response to bouts of heightened market volatility. In our judgment, these are prudent strategies during a time of transition for U.S. monetary and fiscal policies.

August 15, 2017

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Interest payments on inflation-protected bonds will vary as the bond’s principal value is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. Any increase in the principal amount of an inflation-protected bond (which follows a rise in the relevant inflation index) will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

During periods of rising interest rates and flat or declining inflation rates, inflation-protected bonds can underperform. Inflation-protected bonds issued by corporations generally do not guarantee repayment of principal.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund’s volatility.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. —The Bloomberg Barclays U.S. TIPS 1-10 Year Index measures the performance of the U.S. Treasury Inflation Protected Securities (TIPS) market with a maturity greater than 1 year and less than 10 years. Federal Reserve holdings of U.S. TIPS are not index-eligible and are excluded from the face amount outstanding of each bond in the index. Investors cannot invest directly in any index.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Inflation Adjusted Securities Fund Class I shares, Investor Shares and Class Y shares and the Bloomberg Barclays U.S. TIPS 1-10 Year Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class I, Investor and Class Y shares of Dreyfus Inflation Adjusted Securities Fund on 7/31/07 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses on all classes. The Index measures the performance of the U.S. Treasury Inflation Protected Securities (TIPS) market with a maturity greater than 1 year and less than 10 years. Federal Reserve holdings of U.S. TIPS are not Index eligible and are excluded from the face amount outstanding of each bond in the Index. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 7/31/17
	Inception Date	1 Year	5 Years	10 Years
Class I shares	10/31/02	-0.39%	-0.58%	3.64%
Investor shares	10/31/02	-0.60%	-0.85%	3.35%
Class Y shares	7/1/13	-0.24%	-0.52%†	3.68%†
Bloomberg Barclays U.S. TIPS 1-10 Year Index		-0.08%	0.17%	3.45%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Inflation Adjusted Securities Fund from February 1, 2017 to July 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended July 31, 2017
	Class I	Investor Shares	Class Y
Expenses paid per $1,000†	$2.33	$3.52	$1.94
Ending value (after expenses)	$1,002.60	$1,001.70	$1,003.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended July 31, 2017
	Class I	Investor Shares	Class Y
Expenses paid per $1,000†	$2.36	$3.56	$1.96
Ending value (after expenses)	$1,022.46	$1,021.27	$1,022.86

† Expenses are equal to the fund’s annualized expense ratio of .47% for Class I, .71% for Investor Shares and .39% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

July 31, 2017

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.0%
U.S. Government Securities - 100.0%
U.S. Treasury Inflation Protected Securities, Bonds	2.38	1/15/25	10,386,400	[a]	11,891,026
U.S. Treasury Inflation Protected Securities, Bonds	2.00	1/15/26	7,243,993	[a]	8,162,197
U.S. Treasury Inflation Protected Securities, Notes	0.13	4/15/19	7,472,754	[a,b]	7,484,560
U.S. Treasury Inflation Protected Securities, Notes	0.13	4/15/20	11,902,892	[a]	11,950,349
U.S. Treasury Inflation Protected Securities, Notes	1.25	7/15/20	11,698,518	[a]	12,201,192
U.S. Treasury Inflation Protected Securities, Notes	0.13	4/15/21	6,066,349	[a]	6,078,967
U.S. Treasury Inflation Protected Securities, Notes	0.63	7/15/21	3,306,322	[a]	3,399,858
U.S. Treasury Inflation Protected Securities, Notes	0.13	1/15/22	8,633,861	[a]	8,660,203
U.S. Treasury Inflation Protected Securities, Notes	0.13	4/15/22	2,706,920	[a,b]	2,707,545
U.S. Treasury Inflation Protected Securities, Notes	0.13	7/15/22	2,139,042	[a]	2,150,766
U.S. Treasury Inflation Protected Securities, Notes	0.13	1/15/23	4,755,176	[a]	4,740,088
U.S. Treasury Inflation Protected Securities, Notes	0.38	7/15/23	7,508,424	[a]	7,602,902
U.S. Treasury Inflation Protected Securities, Notes	0.63	1/15/24	12,024,951	[a,b]	12,273,254
U.S. Treasury Inflation Protected Securities, Notes	0.13	7/15/24	9,002,815	[a,b]	8,901,452
U.S. Treasury Inflation Protected Securities, Notes	0.38	7/15/25	2,848,237	[a,b]	2,846,819
U.S. Treasury Inflation Protected Securities, Notes	0.63	1/15/26	12,004,105	[a]	12,156,702
U.S. Treasury Inflation Protected Securities, Notes	0.13	7/15/26	969,912	[a]	941,894
U.S. Treasury Inflation Protected Securities, Notes	0.38	1/15/27	2,765,790	[a,b]	2,732,659
Total Bonds and Notes (cost $126,961,345)			126,882,433

8

Description	Shares	Value ($)
Other Investment - .4%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $486,016)	486,016	[c] 486,016
Total Investments (cost $127,447,361)	100.4%	127,368,449
Liabilities, Less Cash and Receivables	(0.4%)	(485,599)
Net Assets	100.0%	126,882,850

a Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
b Security, or portion thereof, on loan. At July 31, 2017, the value of the fund’s securities on loan was $32,872,492 and the value of the collateral held by the fund was $33,545,941, consisting of U.S. Government & Agency securities.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
U.S. Government & Agencies	100.0
Money Market Investment	.4
100.4

† Based on net assets.
See notes to financial statements.

9

STATEMENT OF INVESTMENTS IN AFFLIATED ISSUERS

Registered Investment Companies	Value 7/31/2016 ($)	Purchases ($)	Sales ($)	Value 7/31/2017 ($)	Net Assets (%)	Dividends/ Distributions
Dreyfus Institutional Preferred Government Plus Money Market Fund†	632,389	25,819,431	25,965,804	486,016.4		2,783

† Formerly Dreyfus Institutional Preferred Plus Money Market Fund.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $32,872,492)—Note 1(b):
Unaffiliated issuers	126,961,345	126,882,433
Affiliated issuers	486,016	486,016
Receivable for investment securities sold		5,147,636
Receivable for shares of Common Stock subscribed		95,163
Dividends, interest and securities lending income receivable		49,176
Prepaid expenses		15,222
		132,675,646
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		43,065
Cash overdraft due to Custodian		255,885
Payable for investment securities purchased		5,377,190
Payable for shares of Common Stock redeemed		55,137
Accrued expenses		61,519
		5,792,796
Net Assets ($)		126,882,850
Composition of Net Assets ($):
Paid-in capital		142,254,672
Accumulated undistributed investment income—net		708,509
Accumulated net realized gain (loss) on investments		(16,001,419)
Accumulated net unrealized appreciation (depreciation) on investments		(78,912)
Net Assets ($)		126,882,850

Net Asset Value Per Share	Class I	Investor Shares	Class Y
Net Assets ($)	19,525,344	15,236,339	92,121,167
Shares Outstanding	1,548,012	1,211,250	7,296,170
Net Asset Value Per Share ($)	12.61	12.58	12.63

See notes to financial statements.

11

STATEMENT OF OPERATIONS

Year Ended July 31, 2017

Investment Income ($):
Income:
Interest	2,868,539
Dividends from affiliated issuers	2,783
Income from securities lending—Note 1(b)	15,172
Total Income	2,886,494
Expenses:
Management fee—Note 3(a)	399,006
Shareholder servicing costs—Note 3(b)	71,819
Professional fees	62,709
Registration fees	48,650
Directors’ fees and expenses—Note 3(c)	21,758
Custodian fees—Note 3(b)	8,768
Prospectus and shareholders’ reports	6,841
Loan commitment fees—Note 2	2,453
Miscellaneous	22,520
Total Expenses	644,524
Less—reduction in fees due to earnings credits—Note 3(b)	(334)
Net Expenses	644,190
Investment Income—Net	2,242,304
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(120,697)
Net unrealized appreciation (depreciation) on investments	(2,496,826)
Net Realized and Unrealized Gain (Loss) on Investments	(2,617,523)
Net (Decrease) in Net Assets Resulting from Operations	(375,219)

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31,
	2017	2016
Operations ($):
Investment income—net	2,242,304	1,281,023
Net realized gain (loss) on investments	(120,697)	(4,253,856)
Net unrealized appreciation (depreciation) on investments	(2,496,826)	6,917,554
Net Increase (Decrease) in Net Assets Resulting from Operations	(375,219)	3,944,721
Distributions to Shareholders from ($):
Investment income—net:
Class I	(279,302)	(99,864)
Investor Shares	(207,460)	(103,794)
Class Y	(1,499,313)	(679,906)
Total Distributions	(1,986,075)	(883,564)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class I	7,806,313	7,652,011
Investor Shares	1,116,979	2,202,821
Class Y	23,528,838	12,472,469
Distributions reinvested:
Class I	263,963	81,791
Investor Shares	198,426	100,424
Class Y	227,257	113,553
Cost of shares redeemed:
Class I	(5,817,004)	(10,610,085)
Investor Shares	(5,095,726)	(4,902,475)
Class Y	(25,528,453)	(59,658,859)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(3,299,407)	(52,548,350)
Total Increase (Decrease) in Net Assets	(5,660,701)	(49,487,193)
Net Assets ($):
Beginning of Period	132,543,551	182,030,744
End of Period	126,882,850	132,543,551
Undistributed investment income—net	708,509	452,280

13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31,
	2017	2016
Capital Share Transactions (Shares):
Class Ia
Shares sold	616,365	609,204
Shares issued for distributions reinvested	20,902	6,511
Shares redeemed	(458,785)	(852,581)
Net Increase (Decrease) in Shares Outstanding	178,482	(236,866)
Investor Shares
Shares sold	88,524	176,121
Shares issued for distributions reinvested	15,752	8,019
Shares redeemed	(403,059)	(393,433)
Net Increase (Decrease) in Shares Outstanding	(298,783)	(209,293)
Class Ya
Shares sold	1,858,498	1,001,808
Shares issued for distributions reinvested	17,978	9,078
Shares redeemed	(2,015,456)	(4,801,016)
Net Increase (Decrease) in Shares Outstanding	(138,980)	(3,790,130)

aDuring the period ended July 31, 2017, 117,128 Class Y shares representing $1,489,210 were exchanged for 117,226 Class I shares and during the period ended July 31, 2016, 66,199 Class Y shares representing $840,988 were exchanged for 67,147 Class I shares.

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended July 31,
Class I Shares	2017	2016	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	12.85	12.51	12.89	12.80	14.42
Investment Operations:
Investment income—net[b]	.21	.10	.01	.28	.26
Net realized and unrealized gain (loss) on investments	(.26)	.31	(.30)	.07	(1.07)
Total from Investment Operations	(.05)	.41	(.29)	.35	(.81)
Distributions:
Dividends from investment income-net	(.19)	(.07)	(.09)	(.26)	(.28)
Dividends from net realized gain on investments	-	-	-	-	(.53)
Total Distributions	(.19)	(.07)	(.09)	(.26)	(.81)
Net asset value, end of period	12.61	12.85	12.51	12.89	12.80
Total Return (%)	(.39)	3.27	(2.24)	2.76	(6.01)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51	.54	.52	.40	.37
Ratio of net expenses to average net assets	.51	.54	.52	.40	.37
Ratio of net investment income to average net assets	1.67	.80	.05	2.23	1.85
Portfolio Turnover Rate	51.76	59.68	53.54	74.65	131.32
Net Assets, end of period ($ x 1,000)	19,525	17,594	20,099	33,537	305,695

a Effective July 1, 2013, the existing Institutional shares were redesignated as Class I shares.
b Based on average shares outstanding.
See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Investor Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	12.81	12.50	12.90	12.81	14.42
Investment Operations:
Investment income (loss)—net[a]	.18	.07	(.03)	.24	.20
Net realized and unrealized gain (loss) on investments	(.26)	.30	(.29)	.07	(1.05)
Total from Investment Operations	(.08)	.37	(.32)	.31	(.85)
Distributions:
Dividends from investment income-net	(.15)	(.06)	(.08)	(.22)	(.23)
Dividends from net realized gain on investments	-	-	-	-	(.53)
Total Distributions	(.15)	(.06)	(.08)	(.22)	(.76)
Net asset value, end of period	12.58	12.81	12.50	12.90	12.81
Total Return (%)	(.60)	3.00	(2.52)	2.44	(6.26)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.76	.76	.74	.72	.70
Ratio of net expenses to average net assets	.76	.76	.74	.72	.70
Ratio of net investment income (loss) to average net assets	1.41	.58	(.25)	1.92	1.40
Portfolio Turnover Rate	51.76	59.68	53.54	74.65	131.32
Net Assets, end of period ($ x 1,000)	15,236	19,343	21,488	26,864	36,559

a Based on average shares outstanding.
See notes to financial statements.

16

	Year Ended July 31,
Class Y Shares	2017	2016	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	12.86	12.51	12.89	12.81	12.76
Investment Operations:
Investment income—net[b]	.22	.11	.01	.28	.03
Net realized and unrealized gain (loss) on investments	(.25)	.31	(.29)	.06	.05
Total from Investment Operations	(.03)	.42	(.28)	.34	.08
Distributions:
Dividends from investment income-net	(.20)	(.07)	(.10)	(.26)	(.03)
Net asset value, end of period	12.63	12.86	12.51	12.89	12.81
Total Return (%)	(.24)	3.36	(2.19)	2.72	.60[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.43	.44	.41	.39	.36[d]
Ratio of net expenses to average net assets	.43	.44	.41	.39	.36[d]
Ratio of net investment income to average net assets	1.74	.90	.11	2.24	2.36[d]
Portfolio Turnover Rate	51.76	59.68	53.54	74.65	131.32
Net Assets, end of period ($ x 1,000)	92,121	95,606	140,443	170,021	1

a From July 1, 2013 (commencement of initial offering) to July 31, 2013.
b Based on average shares outstanding.
c Not annualized.
d Annualized.
See notes to financial statements.

17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Inflation Adjusted Securities Fund (the “fund”) is a separate diversified series of Dreyfus Investment Grade Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek returns that exceed the rate of inflation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 1.1 billion shares of $.001 par value Common Stock. The fund currently has authorized three classes of shares: Class I (500 million shares authorized), Investor (500 million shares authorized) and Class Y (100 million shares authorized). Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Investor shares are subject to a Shareholder Services Plan fee. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these

18

arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the

19

NOTES TO FINANCIAL STATEMENTS (continued)

judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of July 31, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets($) Investments in Securities:
Registered Investment Company	486,016	-	-	486,016
U.S. Treasury	-	126,882,433	-	126,882,433

At July 31, 2017, there were no transfers between levels of the fair value hierarchy.

20

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended July 31, 2017, The Bank of New York Mellon earned $3,272 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(d) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the

21

NOTES TO FINANCIAL STATEMENTS (continued)

best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended July 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended July 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended July 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At July 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $708,509, accumulated capital losses $15,308,366 and unrealized depreciation $771,965.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to July 31, 2017. The fund has $8,027,239 of short-term capital losses and $7,281,127 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended July 31, 2017 and July 31, 2016 were as follows: ordinary income $1,986,075 and $883,564, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended July 31, 2017, the fund did not borrow under the Facilities.

22

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .30% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts, such as recordkeeping and sub-accounting services. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 2017, the fund was charged $42,948 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended July 31, 2017, the fund was charged $6,417 for transfer agency services and $365 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $334.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended July 31, 2017, the fund was charged $8,768 pursuant to the custody agreement.

During the period ended July 31, 2017, the fund was charged $11,180 for services performed by the Chief Compliance Officer and his staff.

23

NOTES TO FINANCIAL STATEMENTS (continued)

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $32,514, Shareholder Services Plan fees $3,296, custodian fees $2,475, Chief Compliance Officer fees $3,736 and transfer agency fees $1,044.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities during the period ended July 31, 2017, amounted to $68,422,291 and $71,006,890, respectively.

At July 31, 2017, the cost of investments for federal income tax purposes was $128,140,414; accordingly, accumulated net unrealized depreciation on investments was $771,965, consisting of $538,271 gross unrealized appreciation and $1,310,236 gross unrealized depreciation.

24

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Inflation Adjusted Securities Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments and investments in affiliated issuers, of Dreyfus Inflation Adjusted Securities Fund (one of the series comprising Dreyfus Investment Grade Funds, Inc.) as of July 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Inflation Adjusted Securities Fund at July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
September 27, 2017

25

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby reports 100% of ordinary income dividends paid during the fiscal year ended July 31, 2017 as qualifying “interest related dividends.” Also, for state individual income tax purposes, the Fund hereby reports 100% of the ordinary income dividends paid during its fiscal year ended July 31, 2017 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California, Connecticut and the District of Columbia.

26

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on July 25-26, 2017, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be

27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. The Board also considered that the fund’s yield performance was at or above the Performance Group median, and was above the Performance Universe median, for seven of the ten one-year periods ended May 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s total return was above the return of the index in five of the ten years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was below the Expense Group median (lowest in the Expense Group), the fund’s actual management fee was slightly above the Expense Group and Expense Universe medians, and the fund’s total expense ratio was above the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the

28

benefit of fund shareholders. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board generally was satisfied with the fund’s yield performance, but expressed concern about the fund’s total return performance and agreed to closely monitor performance.

• The Board concluded that the fee paid to Dreyfus supported the renewal of the Agreement in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place

29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

30

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 130

———————

Francine J. Bovich (65)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Membership During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 76

———————

Isabel P. Dunst (70)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Of Counsel to the law firm of Hogan Lovells LLP (2015-present; previously, Partner, 1990-2014)

No. of Portfolios for which Board Member Serves: 34

———————

Nathan Leventhal (74)

Board Member (2009)

Principal Occupation During Past 5 Years:

• President Emeritus of Lincoln Center for the Performing Arts (2001-present)

• Chairman of the Avery Fisher Artist Program (1997-2014)

• Commissioner, NYC Planning Commission (2007-2011)

Other Public Company Board Membership During Past 5 Years:

• Movado Group, Inc., Director (2003-present)

No. of Portfolios for which Board Member Serves: 48

———————

31

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Robin A. Melvin (53)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 102

———————

Roslyn M. Watson (67)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 62

———————

Benaree Pratt Wiley (71)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Membership During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 83

———————

32

INTERESTED BOARD MEMBERS

J. Charles Cardona (61)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Retired. President and a Director of the Manager (2008-2016), Chairman of the Distributor (2013-2016, Executive Vice President, 1997-2013), No. of Portfolios for which Board Member Serves: 34

J. Charles Cardona is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his previous affiliation with The Dreyfus Corporation.

———————

Gordon J. Davis (75)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Membership During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 55

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Clifford L. Alexander, Jr., Emeritus Board Member

Whitney I. Gerald, Emeritus Board Member

George L. Perry, Emeritus Board Member

33

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 63 investment companies (comprised of 130 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 64 investment companies (comprised of 155 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

34

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (64 investment companies, comprised of 155 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 59 investment companies (comprised of 150 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

35

NOTES

36

NOTES

37

For More Information

Dreyfus Inflation Adjusted Securities Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class I: DIASX Investor: DIAVX Class Y: DAIYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 0588AR0717

Dreyfus Intermediate Term Income Fund

ANNUAL REPORT July 31, 2017

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R  M O R E  I N F O R M AT I O N

Back Cover

Dreyfus Intermediate Term Income Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Intermediate Term Income Fund, covering the 12-month period from August 1, 2016 through July 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced mixed results over the past year in response to changing economic and political conditions. Financial markets during the final months of 2016 were dominated by the election of a new U.S. presidential administration. Equities surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies, but high-quality bonds generally lost value due to expectations of rising interest rates and accelerating inflation in a stronger economy. Despite a series of short-term interest-rate hikes, bonds recovered over the first seven months of 2017 when it became clearer that major tax and fiscal reforms would take time and political capital to enact. Stocks continued to rally, led by large, growth-oriented companies, as corporate earnings grew and global economic conditions improved.

The markets’ strong recent performance has been supported by solid underlying fundamentals. While we currently expect these favorable conditions to persist, we remain watchful for economic and political developments that could derail the rallies. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
August 15, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from August 1, 2016 through July 31, 2017, as provided by David Bowser, CFA, and David Horsfall, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended July 31, 2017, Dreyfus Intermediate Term Income Fund’s Class A shares produced a total return of 0.06%, Class C shares returned -0.67%, Class I shares returned 0.40%, and Class Y shares returned 0.38%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”), achieved a total return of -0.51% for the same period.2

U.S. bonds produced roughly flat returns over the reporting period when longer-term interest rates climbed in the wake of the presidential election, offsetting the more positive impact of improving earnings for issuers of corporate-backed securities. The fund outperformed the Index, primarily due to its sector allocation strategy.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities of U.S. and foreign issuers rated at least investment grade or the unrated equivalent, as determined by Dreyfus. These securities include: U.S. government bonds and notes, corporate bonds, municipal bonds, convertible securities, preferred stocks, inflation-indexed securities, asset-backed securities, mortgage-related securities (including collateralized mortgage obligations), floating rate loans (limited to up to 20% of the fund’s net assets) and foreign bonds. Typically, the fund can be expected to have an average effective maturity ranging between 5 and 10 years, and an average effective duration ranging between 3 and 8 years.

For additional yield, the fund may invest up to 20% of its assets in fixed income securities rated below investment grade (“high yield” or “junk” bonds) to as low as Caa/CCC or the unrated equivalent, as determined by Dreyfus. The fund will focus primarily on U.S. securities but may invest up to 30% of its total assets in fixed income securities of foreign issuers, including those of issuers in emerging markets.

Interest Rates Climbed in Anticipation of Greater Growth

Longer-term interest rates rose sharply in the weeks following the U.S. presidential election in November 2016, causing prices of U.S. government securities to decline. Rates moved higher in response to expectations that a new presidential administration’s more business-friendly regulatory, tax, and fiscal policies would boost U.S. economic growth and inflationary pressures. In addition, the Federal Reserve Board (the “Fed”) implemented a long-awaited increase in short-term interest rates in December 2016.

Meanwhile, evidence of stronger global economic growth in overseas markets prompted a gradual move away from the aggressively accommodative monetary policies of the past few years. While interest rates climbed in several markets, most notably Germany and other countries in the core of the Eurozone, other nations saw lower rates, including New Zealand and Portugal. In the United States, short-term interest rates continued to rise when the Fed implemented two more increases in short-term rates. In contrast, long-term U.S. interest rates moderated, giving back some, but not all, of the post-election spike as investors came to realize that some government policy reforms were far from certain. Meanwhile, corporate-backed bonds generally continued to produce robust returns in an environment of growing corporate earnings.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Allocation Strategy Bolstered Relative Results

The fund’s performance compared to the Index benefited over the reporting period from our sector allocation strategy. Most notably, overweighted exposure to unhedged emerging-market bonds in Russia and Colombia fared well during the fourth quarter of 2016, as did a position in the Mexican peso. The fund also held overweighted exposure to U.S. corporate bonds, enabling it to participate more fully in their gains. BBB-rated and high yield corporate bonds proved especially advantageous.

Among sovereign bonds in developed markets, we generally favored U.S. government securities over their counterparts in Germany, a strategy that helped the fund benefit from narrowing yield differences between the two countries. A modestly short average duration also helped support relative results.

On a more negative note, a focus on mortgage-backed securities with lower coupon rates proved mildly counterproductive in the rising interest-rate environment.

At times during the reporting period, we employed futures contracts and forward contracts to establish the fund’s interest-rate and currency strategies, respectively.

Positioned for Continued Global Growth

The U.S. and Eurozone economies have continued to expand, and many analysts expect growth to gain momentum over the months ahead. Inflationary pressures are expected to increase, and most analysts anticipate additional rate hikes from the Fed. Therefore, as of the reporting period’s end, we have maintained overweighted exposure to corporate bonds that historically have been more sensitive to business conditions than interest rates. We also have retained a modest emphasis on emerging-market bonds, and we have increased the fund’s holdings of inflation-adjusted securities in the United States and Japan in anticipation of higher inflation. In contrast, the fund holds relatively light positions in U.S. mortgage-backed securities and German bonds.

August 15, 2017

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. The fixed income securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these expenses not been absorbed, the returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures for all Class I and Class Y shares reflect the absorption of certain fund expenses pursuant to an agreement by The Dreyfus Corporation which may be terminated after December 1, 2017. Had these expenses not been absorbed, the returns would have been lower.

2 Source: Lipper Inc. —The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Investors cannot invest directly in any index.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Intermediate Term Income Fund Class A shares, Class C shares, Class I shares and Class Y shares and the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”)

† Source: Lipper Inc.
†† The total return figures presented for the fund’s Class C shares and Class Y shares reflect the performance of the fund’s Class A shares for the periods prior to the inception date of each Class (5/13/08 for Class C and 7/1/13 for Class Y), excluding the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Intermediate Term Income Fund on 7/31/07 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 7/31/17
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	2/2/96	-4.44%	0.94%	3.79%
without sales charge	2/2/96	0.06%	1.87%	4.27%
Class C shares
with applicable redemption charge†	5/13/08	-1.65%	1.13%	3.55%††
without redemption	5/13/08	-0.67%	1.13%	3.55%††
Class I shares	5/31/01	0.40%	2.20%	4.58%
Class Y shares	7/1/13	0.38%	2.20%††	4.43%††
Bloomberg Barclays U.S. Aggregate Bond Index		-0.51%	2.02%	4.44%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†† The total return performance figures presented for the fund’s Class C shares and Class Y shares reflect the performance of the fund’s Class A shares for the periods prior to the inception date of each Class (5/13/08 for Class C and 7/1/13 for Class Y), excluding the applicable sales charges for Class A shares.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Intermediate Term Income Fund from February 1, 2017 to July 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended July 31, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.48	$8.14	$2.77	$2.52
Ending value (after expenses)	$1,029.30	$1,025.60	$1,031.90	$1,031.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended July 31, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.46	$8.10	$2.76	$2.51
Ending value (after expenses)	$1,020.38	$1,016.76	$1,022.07	$1,022.32

† Expenses are equal to the fund’s annualized expense ratio of .89% for Class A, 1.62% for Class C, .55% for Class I and .50% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

July 31, 2017

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 104.4%
Asset-Backed Ctfs./Auto Receivables - .9%
Santander Drive Auto Receivables Trust, Ser. 2013-1, Cl. D	2.27	1/15/19	2,413,021		2,414,702
Toyota Auto Receivables Owner Trust, Ser. 2017-C, Cl. A4	1.98	12/15/22	3,365,000		3,376,956
				5,791,658
Commercial Mortgage Pass-Through Ctfs. - 2.6%
Commercial Mortgage Trust, Ser. 2015-DC1, Cl. A5	3.35	2/10/48	2,570,000		2,630,575
Commercial Mortgage Trust, Ser. 2017-CD3, Cl. A4	3.63	2/10/50	4,375,000		4,598,915
Houston Galleria Mall Trust, Ser. 2015-HGLR, Cl. A1A2	3.09	3/5/37	865,000	[b]	870,156
Motel 6 Trust, Ser. 2015-MTL6, Cl. A2A2	2.61	2/5/30	6,500,000	[b]	6,504,905
UBS Commercial Mortgage Trust, Ser. 2012-C1, Cl. A3	3.40	5/10/45	1,781,401		1,858,827
				16,463,378
Consumer Discretionary - 2.1%
21st Century Fox America, Gtd. Debs.	7.63	11/30/28	1,470,000		1,933,853
21st Century Fox America, Gtd. Notes	4.00	10/1/23	500,000		530,553
AMC Networks, Gtd. Notes	4.75	8/1/25	440,000		444,950
Cox Communications, Sr. Unscd. Notes	6.25	6/1/18	4,110,000	[b]	4,251,421
Cox Communications, Sr. Unscd. Notes	4.60	8/15/47	1,060,000	[b]	1,065,543
Sky, Gtd. Notes	3.75	9/16/24	3,030,000	[b]	3,135,986
Time Warner, Gtd. Debs.	5.35	12/15/43	1,520,000		1,669,609
				13,031,915
Consumer Staples - 2.2%
Anheuser-Busch InBev Finance, Gtd. Notes	4.90	2/1/46	1,800,000		2,032,958
Kraft Heinz Foods, Gtd. Notes	6.88	1/26/39	1,560,000		2,028,644
Newell Brands, Sr. Unscd. Notes	4.20	4/1/26	1,480,000		1,586,582
Pernod Ricard, Sr. Unscd. Notes	4.45	1/15/22	1,795,000	[b]	1,939,593
Post Holdings, Gtd. Notes	5.50	3/1/25	1,920,000	[b]	2,030,400
Reynolds American, Gtd. Notes	4.85	9/15/23	1,745,000		1,934,524
Wm. Wrigley Jr., Sr. Unscd. Notes	3.38	10/21/20	2,185,000	[b]	2,259,574
				13,812,275

8

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 104.4% (continued)
Energy - 4.9%
Cenovus Energy, Sr. Unscd. Notes	5.25	6/15/37	2,450,000	[b]	2,345,045
Cheniere Corpus Christi Holdings, Sr. Scd. Notes	5.13	6/30/27	965,000	[b]	1,007,219
Energy Transfer, Sr. Unscd. Notes	4.90	2/1/24	1,855,000		1,963,590
Energy Transfer, Sr. Unscd. Notes	5.15	2/1/43	3,815,000		3,664,361
Genesis Energy, Gtd. Notes	6.75	8/1/22	3,430,000		3,498,600
Kinder Morgan, Gtd. Notes	7.75	1/15/32	7,710,000		9,894,628
Marathon Oil, Sr. Unscd. Notes	6.60	10/1/37	1,815,000		2,046,563
MPLX, Sr. Unscd. Notes	4.13	3/1/27	855,000		873,345
MPLX, Sr. Unscd. Notes	5.20	3/1/47	905,000		939,908
Petrobras Global Finance, Gtd. Notes	7.38	1/17/27	1,460,000		1,584,830
Williams Partners, Sr. Unscd. Notes	4.50	11/15/23	1,980,000		2,119,198
Williams Partners, Sr. Unscd. Notes	6.30	4/15/40	920,000		1,082,811
				31,020,098
Financials - 13.0%
ABN AMRO Bank, Sr. Unscd. Notes	2.50	10/30/18	4,050,000	[b]	4,086,013
AerCap Ireland Capital , Gtd. Notes	3.50	5/26/22	1,500,000		1,547,529
American Express Credit, Sr. Unscd. Notes, Ser. F	2.60	9/14/20	2,060,000		2,097,438
American International Group, Sr. Unscd. Notes	4.88	6/1/22	2,305,000		2,550,061
Bank of America, Sr. Unscd. Notes	2.15	11/9/20	3,230,000		3,229,192
Bank of America, Sr. Unscd. Notes	5.00	5/13/21	1,495,000		1,636,373
Bank of America, Sr. Unscd. Notes	4.00	4/1/24	2,120,000		2,241,639
Bank of America, Sr. Unscd. Notes	3.50	4/19/26	1,635,000		1,655,854
Barclays, Sr. Unscd. Notes	4.38	1/12/26	2,100,000		2,200,269
Citigroup, Sr. Unscd. Notes	3.89	1/10/28	4,985,000	[c]	5,113,384
Citigroup, Sr. Unscd. Notes	4.65	7/30/45	2,810,000		3,080,592
Citigroup, Sub. Notes	4.75	5/18/46	2,170,000		2,316,037
Cooperatieve Rabobank, Gtd. Notes	3.75	7/21/26	2,300,000		2,337,557
Discover Financial Services, Sr. Unscd. Notes	5.20	4/27/22	3,550,000		3,890,608

9

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 104.4% (continued)
Financials - 13.0% (continued)
Ford Motor Credit, Sr. Unscd. Notes, Ser. 1		2.06	3/12/19	3,415,000	[c]	3,428,315
Goldman Sachs Group, Sr. Unscd. Notes		2.28	11/15/18	4,720,000	[c]	4,769,546
Goldman Sachs Group, Sr. Unscd. Notes		2.75	9/15/20	390,000		395,851
Goldman Sachs Group, Sr. Unscd. Notes		2.80	11/29/23	5,300,000	[c]	5,471,693
JPMorgan Chase & Co., Sub. Notes		4.25	10/1/27	2,360,000		2,498,515
JPMorgan Chase & Co., Sub. Notes		3.63	12/1/27	1,675,000		1,680,757
KeyBank, Sr. Unscd. Notes		2.50	11/22/21	1,210,000		1,219,457
Lloyds Banking Group, Sub. Notes		4.65	3/24/26	3,300,000		3,482,332
Morgan Stanley, Sr. Unscd. Notes		4.30	1/27/45	3,800,000		3,925,157
Pacific LifeCorp, Sr. Unscd. Notes		5.13	1/30/43	3,230,000	[b]	3,657,510
Park Aerospace Holdings, Gtd. Notes		5.25	8/15/22	375,000	[b]	382,969
Park Aerospace Holdings, Gtd. Notes		5.50	2/15/24	1,595,000	[b]	1,627,897
Principal Financial Group, Gtd. Notes		4.30	11/15/46	1,600,000		1,671,530
Prudential Financial, Jr. Sub. Notes		5.88	9/15/42	3,380,000	[c]	3,768,700
Quicken Loans, Gtd. Notes		5.75	5/1/25	2,125,000	[b]	2,233,906
Volkswagen International Finance, Gtd. Notes		1.60	11/20/17	200,000	[b]	199,905
Wells Fargo & Co., Sr. Unscd. Notes		3.07	1/24/23	1,625,000		1,653,267
Wells Fargo & Co., Sub. Notes		4.30	7/22/27	1,520,000		1,615,143
					81,664,996
Foreign/Governmental - 8.1%
Argentine Government, Sr. Unscd. Bonds		6.88	1/26/27	1,355,000	[d]	1,395,650
Argentine Government, Sr. Unscd. Notes	ARS	5.83	12/31/33	3,480,000	[c]	1,522,023
Argentine Government, Unscd. Bonds	ARS	21.20	9/19/18	47,030,000		2,691,410
Buenos Aires Province, Unscd. Bonds	ARS	0.00	5/31/22	28,900,000	[c]	1,650,742
Ivory Coast Government, Sr. Unscd. Bonds		6.13	6/15/33	525,000	[b]	515,705
Japanese Government, Sr. Unscd. Bonds, Ser. 20	JPY	0.10	3/10/25	2,456,100,000	[e]	23,146,926
Japanese Government, Sr. Unscd. Bonds, Ser. 21	JPY	0.10	3/10/26	825,600,000	[e]	7,781,071
Mexican Government, Bonds, Ser. M	MXN	5.75	3/5/26	36,665,000		1,914,756

10

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 104.4% (continued)
Foreign/Governmental - 8.1% (continued)
Mexican Government, Sr. Unscd. Notes		4.15	3/28/27	820,000		857,105
Mexican Government, Sr. Unscd. Notes		4.75	3/8/44	1,350,000		1,366,200
Portuguese Government, Sr. Unscd. Bonds	EUR	2.88	7/21/26	2,745,000	[b]	3,316,756
Senegalese Government, Unscd. Notes		6.25	5/23/33	1,650,000	[b]	1,699,912
Uruguayan Government, Sr. Unscd. Notes		4.38	10/27/27	2,655,000		2,854,125
					50,712,381
Health Care - 4.2%
Abbott Laboratories, Sr. Unscd. Notes		4.90	11/30/46	1,860,000		2,064,141
AbbVie, Sr. Unscd. Notes		3.20	5/14/26	2,125,000		2,129,171
Aetna, Sr. Unscd. Notes		2.80	6/15/23	2,640,000		2,672,477
AmerisourceBergen, Sr. Unscd. Notes		3.25	3/1/25	910,000		930,315
Celgene, Sr. Unscd. Notes		3.55	8/15/22	2,395,000		2,514,561
Gilead Sciences, Sr. Unscd. Notes		4.75	3/1/46	1,180,000		1,304,786
HCA, Gtd. Notes		5.38	2/1/25	2,130,000		2,271,896
Medtronic, Gtd. Notes		4.63	3/15/45	1,415,000		1,613,479
Mylan, Gtd. Notes		3.15	6/15/21	2,440,000		2,493,785
Perrigo Finance Unlimited, Gtd. Notes		4.38	3/15/26	1,220,000		1,265,682
Shire Acquisitions Investments Ireland, Gtd. Notes		2.88	9/23/23	2,285,000		2,286,186
Teva Pharmaceutical Finance Netherlands III, Gtd. Notes		3.15	10/1/26	570,000	[d]	546,226
UnitedHealth Group, Sr. Unscd. Notes		4.75	7/15/45	1,735,000		2,017,125
Zimmer Biomet Holdings, Sr. Unscd. Notes		3.55	4/1/25	2,400,000		2,433,389
					26,543,219
Industrials - 2.9%
BAE Systems Holdings, Gtd. Notes		3.85	12/15/25	4,045,000	[b]	4,234,791
CSX, Sr. Unscd. Notes		2.60	11/1/26	2,607,000		2,531,866
ERAC USA Finance, Gtd. Notes		3.85	11/15/24	1,895,000	[b]	1,964,236
FedEx, Gtd. Notes		4.40	1/15/47	1,940,000		2,028,565
General Electric, Sr. Unscd. Notes		1.81	1/14/19	3,310,000	[c]	3,331,988

11

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 104.4% (continued)
Industrials - 2.9% (continued)
United Rentals North America, Gtd. Notes	5.75	11/15/24	1,980,000		2,111,175
Waste Management, Gtd. Notes	6.10	3/15/18	1,700,000		1,747,399
				17,950,020
Information Technology - 1.8%
Broadcom, Gtd. Notes	3.00	1/15/22	2,805,000	[b]	2,847,619
Dell International, Sr. Scd. Notes	6.02	6/15/26	1,265,000	[b]	1,414,967
Hewlett Packard Enterprise, Sr. Unscd. Notes	4.65	10/15/22	900,000	[c]	960,753
Oracle, Sr. Unscd. Notes	2.65	7/15/26	2,150,000		2,100,941
Visa, Sr. Unscd. Notes	3.15	12/14/25	1,945,000		1,993,619
Zayo Group, Gtd. Notes	5.75	1/15/27	1,725,000	[b]	1,832,812
				11,150,711
Materials - 1.5%
Ardagh Packaging Finance, Gtd. Notes	6.00	2/15/25	2,100,000	[b]	2,248,302
Chemours, Gtd. Notes	5.38	5/15/27	440,000		464,750
Equate Petrochemical, Gtd. Notes	3.00	3/3/22	1,400,000	[b]	1,398,107
Glencore Funding, Gtd. Notes	4.63	4/29/24	1,170,000	[b]	1,244,295
LYB International Finance, Gtd. Notes	4.00	7/15/23	1,855,000		1,982,847
Mosaic, Sr. Unscd. Notes	4.25	11/15/23	2,200,000	[d]	2,322,547
				9,660,848
Municipal Bonds - 1.8%
California, GO (Build America Bonds)	7.30	10/1/39	3,705,000		5,466,765
New Jersey Economic Development Authority, School Facilities Construction Revenue	4.45	6/15/20	4,640,000		4,769,781
New York City, GO (Build America Bonds)	5.99	12/1/36	980,000		1,271,570
				11,508,116
Real Estate - 1.3%
Alexandria Real Estate Equities, Gtd. Notes	3.95	1/15/27	425,000		436,187
Alexandria Real Estate Equities, Gtd. Notes	4.50	7/30/29	1,560,000		1,665,105
Boston Properties, Sr. Unscd. Notes	3.70	11/15/18	1,515,000		1,546,953
Omega Healthcare Investors, Gtd. Notes	5.25	1/15/26	1,975,000		2,108,311

12

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 104.4% (continued)
Real Estate - 1.3% (continued)
Simon Property Group, Sr. Unscd. Notes	3.50	9/1/25	2,040,000		2,090,023
				7,846,579
Residential Mortgage Pass-Through Ctfs. - .0%
Credit Suisse First Boston Mortgage Securities, Ser. 2004-7, Cl. 6A1	5.25	10/25/19	36,629		37,129
Prudential Home Mortgage Securities, Ser. 1994-A, Cl. 5B	6.73	4/28/24	322	[b,c]	314
Residential Funding Mortgage Securities I Trust, Ser. 2004-S3, Cl. M1	4.75	3/25/19	25,977		25,893
				63,336
Telecommunications - 2.0%
AT&T, Sr. Unscd. Notes	4.90	8/14/37	4,345,000		4,338,947
AT&T, Sr. Unscd. Notes	5.45	3/1/47	3,190,000		3,388,769
Rogers Communications, Gtd. Notes	4.10	10/1/23	1,025,000		1,098,499
Telefonica Emisiones, Gtd. Notes	5.21	3/8/47	1,010,000		1,122,132
Verizon Communications, Sr. Unscd. Notes	5.15	9/15/23	2,345,000		2,614,190
				12,562,537
U.S. Government Agencies - .0%
Small Business Administration Participation Ctfs., Gov't Gtd. Debs., Ser. 97-J	6.55	10/1/17	4,303		4,324
U.S. Government Agencies Mortgage-Backed - 27.5%
Federal Home Loan Mortgage Corp.:
4.00%			11,890,000	[f,g]	12,525,032
3.00%, 11/1/46			3,876,612	g	3,888,400
3.50%, 8/1/30-8/1/46			12,533,910	[g]	12,995,702
5.00%, 10/1/18-9/1/40			238,859	[g]	263,585
5.50%, 5/1/40			103,565	[g]	114,250
6.00%, 6/1/22			123,553	[g]	130,806
6.50%, 9/1/29-3/1/32			2,542	[g]	2,852
7.00%, 11/1/31			69,374	[g]	76,539
7.50%, 12/1/25-1/1/31			4,395	[g]	4,573
8.00%, 1/1/28			2,747	[g]	3,220
8.50%, 7/1/30			331	[g]	396
Multiclass Mortgage Participation Ctfs., REMIC, Ser. 51, Cl. E, 10.00%, 7/15/20			12,557	[g]	13,264
Federal National Mortgage Association:
3.00%			1,675,000	[f,g]	1,678,010

13

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 104.4% (continued)
U.S. Government Agencies Mortgage-Backed - 27.5% (continued)
3.50%			1,135,000	[f,g]	1,183,105
4.00%			25,010,000	f,g	26,335,725
3.00%, 10/1/30-4/1/46			40,616,426	[g]	41,442,693
3.28%, 3/1/27			13,408,881	[g]	13,901,610
3.50%, 1/1/31-3/1/46			31,752,891	[g]	32,865,315
4.00%, 12/1/43			1,951,430	[g]	2,067,879
5.00%, 5/1/18-11/1/20			151,262	[g]	156,047
5.50%, 2/1/33-7/1/40			2,903,900	[g]	3,249,098
6.00%, 1/1/19-1/1/38			123,309	[g]	136,055
6.50%, 3/1/26-10/1/32			16,809	[g]	18,622
7.00%, 2/1/29-6/1/32			15,540	[g]	16,874
7.50%, 11/1/27-3/1/31			2,666	[g]	2,807
8.00%, 12/1/25			4,317	[g]	4,637
Pass-Through Ctfs., REMIC, Ser. 1988-16, Cl. B, 9.50%, 6/25/18			404	[g]	408
Government National Mortgage Association I:
5.50%, 4/15/33			582,279		661,909
6.50%, 4/15/28-7/15/32			8,930		9,869
7.00%, 4/15/28-9/15/31			2,743		3,139
7.50%, 12/15/26-11/15/30			704		709
8.00%, 5/15/26-10/15/30			8,252		8,502
8.50%, 4/15/25			1,691		1,851
9.00%, 10/15/27			6,042		6,083
9.50%, 11/15/17-2/15/25			768		771
Government National Mortgage Association II:
3.00%, 10/20/45-11/20/45			18,508,988		18,799,362
6.50%, 2/20/31-7/20/31			39,877		46,891
7.00%, 11/20/29			140		164
				172,616,754
U.S. Government Securities - 26.1%
U.S. Treasury Bonds	4.50	2/15/36	15,370,000	[d]	19,739,937
U.S. Treasury Bonds	2.50	2/15/46	265,000		244,519
U.S. Treasury Bonds	3.00	2/15/47	1,585,000		1,618,805
U.S. Treasury Bonds	3.00	5/15/47	4,880,000		4,986,560
U.S. Treasury Floating Rate Notes	1.25	4/30/19	21,000,000	[c]	21,013,776
U.S. Treasury Inflation Protected Securities, Notes	0.13	4/15/21	25,106,940	[h]	25,159,162
U.S. Treasury Inflation Protected Securities, Notes	0.63	1/15/26	12,518,921	[h]	12,678,061
U.S. Treasury Notes	1.50	4/15/20	22,775,000		22,797,251
U.S. Treasury Notes	1.88	1/31/22	22,380,000		22,464,373
U.S. Treasury Notes	1.88	4/30/22	1,385,000		1,388,517
U.S. Treasury Notes	1.75	5/31/22	13,580,000	[d]	13,535,974

14

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 104.4% (continued)
U.S. Government Securities - 26.1% (continued)
U.S. Treasury Notes		1.75	6/30/22	18,620,000		18,550,901
					164,177,836
Utilities - 1.5%
Dominion Energy, Sr. Unscd. Notes, Ser. D		2.85	8/15/26	2,365,000	[d]	2,288,556
Exelon Generation, Sr. Unscd. Notes		5.20	10/1/19	2,200,000		2,350,913
Exelon Generation, Sr. Unscd. Notes		6.25	10/1/39	355,000		395,197
Kentucky Utilities, First Mortgage Bonds		4.38	10/1/45	1,210,000		1,286,946
Louisville Gas & Electric, First Mortgage Bonds		4.38	10/1/45	1,410,000		1,520,925
Nevada Power, Mortgage Notes, Ser. R		6.75	7/1/37	395,000		530,494
Sierra Pacific Power, Mortgage Notes, Ser. P		6.75	7/1/37	550,000		737,650
					9,110,681
Total Bonds and Notes (cost $647,163,360)				655,691,662
Description /Number of Contract/Counterparty	Exercise Price		Expiration Date	Notional Amount ($)	[a]	Value ($)
Options Purchased - .0%
Call Options - .0%
New Zealand Dollar Cross Currency, Contracts 1,305 JP Morgan Chase Bank	AUD	1.06	9/2017	1,305,000		15,131
Put Options - .0%
British Pound Cross Currency, Contracts 865 Barclays Bank	EUR	0.86	9/2017	865,000		605
Japanese Yen Cross Currency, Contracts 2,445 Goldman Sachs International	CAD	86.00	10/2017	2,445,000		17,946
					18,551
Total Options Purchased (cost $39,898)				33,682
Description	Yield at Date of Purchase (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Short-Term Investments - .4%
U.S. Treasury Bills (cost $2,231,804)		0.89	9/28/17	2,235,000	[i]	2,231,458
Description				Shares		Value ($)
Other Investment - 2.7%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $16,981,320)				16,981,320	[j]	16,981,320

15

STATEMENT OF INVESTMENTS (continued)

Description	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - .7%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $4,577,988)	4,577,988	[j] 4,577,988
Total Investments (cost $670,994,370)	108.2%	679,516,110
Liabilities, Less Cash and Receivables	(8.2%)	(51,488,681)
Net Assets	100.0%	628,027,429

GO—General Obligation
ARS—Argentine Peso
AUD—Australian Dollar
CAD—Canadian Dollar
EUR—Euro
JPY—Japanese Yen
MXN—Mexican Peso

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2017, these securities were valued at $60,315,858 or 9.6% of net assets.

c Variable rate security—rate shown is the interest rate in effect at period end.

d Security, or portion thereof, on loan. At July 31, 2017, the value of the fund’s securities on loan was $35,359,318 and the value of the collateral held by the fund was $36,473,277, consisting of cash collateral of $4,577,988 and U.S. Government & Agency securities valued at $31,895,289.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Japanese Consumer Price Index.

f Purchased on a forward commitment basis.

g The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

h Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

i Held by or on behalf of a counterparty for open futures contracts.

j Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
U.S. Government and Agencies/Mortgage-Backed	53.6
Corporate Bonds	37.4
Foreign/Governmental	8.1
Short-Term/Money Market Investments	3.8
Commercial Mortgage-Backed	2.6
Municipal Bonds	1.8
Asset-Backed	.9
Residential Mortgage-Backed	.0
Options Purchased	.0
108.2

† Based on net assets.

See notes to financial statements.

16

STATEMENT OF FUTURES

July 31, 2017

Description	Number of Contracts	Expiration	Notional Value	Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
U.S. Treasury 2 Year Notes	337	9/17	72,892,842	72,907,844	15,002
U.S. Treasury 5 Year Notes	690	9/17	81,485,730	81,522,422	36,692
Futures Short
Euro-Bobl	477	9/17	(75,207,881)	(74,570,424)	637,457
Euro-Bond	14	9/17	(2,733,391)	(2,684,021)	49,370
Japanese 10 Year Bond	24	9/17	(32,729,458)	(32,689,374)	40,084
Long Gilt	64	9/17	(10,757,783)	(10,641,334)	116,449
U.S. Treasury 10 Year Notes	228	9/17	(28,684,148)	(28,703,062)	(18,914)
Gross Unrealized Appreciation				895,054
Gross Unrealized Depreciation				(18,914)

See notes to financial statements.

17

STATEMENT OF OPTIONS WRITTEN

July 31, 2017

Description/ Expiration Date/ Exercise Price	Counterparty	Number of Contracts	Notional Amount ($)	[a]	Value ($)
Call Options:
British Pound Cross Currency September 2017 @ GBP 0.9	Barclays Bank	865	865,000	EUR	(7,929)
Colombian Peso, October 2017 @ COP 3,200	Morgan Stanley Capital Services	950	950,000		(7,481)
Japanese Yen Cross Currency October 2017 @ JPY 90	Goldman Sachs International	2445	2,445,000	CAD	(18,269)
Russian Ruble, October 2017 @ RUB 63	Morgan Stanley Capital Services	950	950,000		(14,012)
South African Rand, October 2017 @ ZAR 14.5	Morgan Stanley Capital Services	955	955,000		(5,621)
South Korean Won, September 2017 @ KRW 1,175	Morgan Stanley Capital Services	965	965,000		(2,546)
Put Options:
British Pound Cross Currency September 2017 @ GBP 0.85	Barclays Bank	865	865,000	EUR	(61)
New Zealand Dollar Cross Currency September 2017 @ NZD 1.03	JP Morgan Chase Bank	1305	1,305,000	AUD	(755)
Total Options Written (premiums received $81,136)					(56,674)

a Notional amount stated in U.S. Dollars unless otherwise indicated.

AUD—Australian Dollar
CAD—Canadian Dollar
EUR—Euro
See notes to financial statements.

18

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS July 31, 2017

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Bank of America
United States Dollar	1,972,167	Thai Baht	67,245,000	8/25/17	(48,994)
Barclays Bank
Czech Koruna	20,890,000	United States Dollar[a]	899,530	8/25/17	50,438
United States Dollar	899,530	Euro[a]	799,385	8/25/17	(48,154)
United States Dollar	979,979	Singapore Dollar	1,350,000	8/25/17	(16,585)
Citigroup
Argentine Peso	9,195,000	United States Dollar	557,273	8/25/17	(44,840)
Chilean Peso	647,490,000	United States Dollar	964,100	8/25/17	31,776
Indian Rupee	61,720,000	United States Dollar	951,735	8/24/17	7,100
Swedish Krona	53,500,000	United States Dollar	6,441,354	8/31/17	197,803
Turkish Lira	940,000	United States Dollar	259,186	8/25/17	5,648
United States Dollar	1,864,639	Colombian Peso	5,689,015,000	8/25/17	(34,503)
United States Dollar	1,445,385	South Korean Won	1,622,011,000	8/25/17	(4,333)
United States Dollar	3,833,472	Taiwan Dollar	115,330,000	8/25/17	9,442
United States Dollar	1,754,817	South African Rand	22,860,000	8/25/17	28,242
Goldman Sachs International
Norwegian Krone	32,855,000	United States Dollar	4,101,517	8/31/17	80,191
Peruvian New Sol	4,860,000	United States Dollar	1,475,052	8/25/17	20,837
Swedish Krona	25,750,000	United States Dollar	3,131,394	8/31/17	64,088
Singapore Dollar	1,350,000	United States Dollar	976,912	8/25/17	19,652
United States Dollar	1,509,470	Swiss Franc	1,425,000	8/31/17	32,664
United States Dollar	6,871,316	Euro	5,865,000	8/31/17	(84,192)
United States Dollar	22,953,266	Japanese Yen	2,569,850,000	8/31/17	(391,587)
HSBC
Argentine Peso	18,660,000	United States Dollar	1,121,732	8/25/17	(81,818)
Australian Dollar	1,280,000	United States Dollar	1,014,214	8/31/17	9,364
United States Dollar	995,061	New Zealand Dollar	1,340,000	8/31/17	(10,657)
JP Morgan Chase Bank
Swiss Franc	1,425,000	United States Dollar	1,500,330	8/31/17	(23,524)
Colombian Peso	8,562,524,925	United States Dollar	2,905,259	8/25/17	(46,864)
Indonesian Rupiah	12,950,505,000	United States Dollar	966,961	8/25/17	2,288
Japanese Yen	859,605,902	United States Dollar	7,740,711	8/1/17	56,522
Malaysian Ringgit	11,180,000	United States Dollar	2,624,105	8/25/17	(15,825)
Polish Zloty	6,890,000	United States Dollar	1,889,050	8/25/17	27,056
Turkish Lira	5,895,000	United States Dollar	1,636,223	8/25/17	24,622
United States Dollar	1,928,784	Hong Kong Dollar	14,950,000	1/12/18	6,803
United States Dollar	1,892,883	Hungarian Forint	495,460,000	8/25/17	(38,496)
United States Dollar	7,750,533	Japanese Yen	859,610,000	8/31/17	(58,277)
United States Dollar	1,544,837	Philippine Peso	76,790,000	8/25/17	24,662

19

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
UBS
Czech Koruna	66,020,000	United States Dollar[a]	2,837,046	8/25/17	165,196
Czech Koruna	50,375,000	United States Dollar[a]	2,012,539	9/29/17	284,381
British Pound	780,000	United States Dollar	1,018,563	8/31/17	11,744
United States Dollar	2,837,046	Euro[a]	2,521,242	8/25/17	(151,929)
United States Dollar	2,012,539	Euro[a]	1,881,068	9/29/17	(221,615)
United States Dollar	1,741,591	Norwegian Krone	13,880,000	8/31/17	(25,023)
Gross Unrealized Appreciation					1,160,519
Gross Unrealized Depreciation					(1,347,216)

a Cross currency forward foreign exchange contracts.
See notes to financial statements.

20

STATEMENT OF SWAP AGREEMENTS

July 31, 2017

Centrally Cleared Interest Rate Swaps
Notional Amount($)†	Currency/ Floating Rate	(Pay) Receive Fixed Rate (%)	Expiration	Unrealized (Depreciation) ($)
201,100,000	USD - 3 Month US CPI Urban Consumers Not Seasonally Adjusted	(1.68)	4/25/2018	(880,651)
Gross Unrealized Depreciation				(880,651)

CPI—Consumer Price Index
USD—United States Dollar

† Clearing House-Chicago Mercantile Exchange or LCH (Clearing)
See notes to financial statements.

21

STATEMENT OF INVESTMENTS IN AFFLIATED ISSUERS

Registered Investment Companies	Value 7/31/2016 ($)	Purchases ($)	Sales ($)	Value 7/31/2017 ($)	Net Assets (%)	Dividends/ Distributions
Dreyfus Institutional Cash Advantage Fund, Institutional Shares	61,030,935	12,436,683	73,467,618	–	–	-
Dreyfus Institutional Preferred Government Plus Money Market Fund†	19,689,352	327,245,901	329,953,933	16,981,320	2.7	67,459
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	–	90,296,330	85,718,342	4,577,988.7		-
Total	80,720,287	429,978,914	489,139,893	21,559,308	3.4	67,459

† Formerly Dreyfus Institutional Preferred Plus Money Market Fund.
See notes to financial statements.

22

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $35,359,318)—Note 1(c):
Unaffiliated issuers	649,435,062	657,956,802
Affiliated issuers	21,559,308	21,559,308
Cash denominated in foreign currency	183,711	184,498
Receivable for investment securities sold		24,676,769
Interest and securities lending income receivable		3,859,488
Cash collateral held by broker—Note 4		2,237,683
Unrealized appreciation on forward foreign currency exchange contracts—See Statement of Forward Foreign Currency Exchange Contracts—Note 4		1,160,519
Receivable for swap variation margin—Note 4		77,172
Receivable for shares of Common Stock subscribed		64,981
Receivable for futures variation margin—Note 4		49,030
Prepaid expenses		33,765
		711,860,015
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		372,675
Cash overdraft due to Custodian		37,166
Payable for open mortgage dollar roll transactions—Note 4		41,533,366
Payable for investment securities purchased		35,135,528
Liability for securities on loan—Note 1(c)		4,577,988
Unrealized depreciation on forward foreign currency exchange contracts—See Statement of Forward Foreign Currency Exchange Contracts—Note 4		1,347,216
Payable for shares of Common Stock redeemed		538,730
Outstanding options written, at value (premiums received $81,136)—See Statement of Options Written—Note 4		56,674
Accrued expenses		233,243
		83,832,586
Net Assets ($)		628,027,429
Composition of Net Assets ($):
Paid-in capital		632,058,986
Accumulated undistributed investment income—net		3,662,173
Accumulated net realized gain (loss) on investments		(15,923,014)
Accumulated net unrealized appreciation (depreciation) on investments, options transactions and foreign currency transactions (including $876,140 net unrealized appreciation on futures and ($880,651) net unrealized (depreciation) on centrally cleared swap agreements)		8,229,284
Net Assets ($)		628,027,429

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	442,476,615	14,405,605	146,282,491	24,862,718
Shares Outstanding	32,777,500	1,067,121	10,838,807	1,841,248
Net Asset Value Per Share ($)	13.50	13.50	13.50	13.50

See notes to financial statements.

23

STATEMENT OF OPERATIONS

Year Ended July 31, 2017

Investment Income ($):
Income:
Interest (net of $16,459 foreign taxes withheld at source)	20,924,922
Dividends from affiliated issuers	67,459
Income from securities lending—Note 1(c)	100,747
Total Income	21,093,128
Expenses:
Management fee—Note 3(a)	3,378,612
Shareholder servicing costs—Note 3(c)	2,178,405
Directors’ fees and expenses—Note 3(d)	214,121
Distribution fees—Note 3(b)	140,815
Professional fees	139,042
Custodian fees—Note 3(c)	72,776
Registration fees	62,402
Prospectus and shareholders’ reports	32,972
Loan commitment fees—Note 2	19,384
Miscellaneous	77,029
Total Expenses	6,315,558
Less—reduction in expenses due to undertaking—Note 3(a)	(332,723)
Less—reduction in fees due to earnings credits—Note 3(c)	(13,131)
Net Expenses	5,969,704
Investment Income—Net	15,123,424
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(3,555,370)
Net realized gain (loss) on options transactions	802,074
Net realized gain (loss) on futures	(287,146)
Net realized gain (loss) on swap agreements	1,084,527
Net realized gain (loss) on forward foreign currency exchange contracts	3,311,249
Net Realized Gain (Loss)	1,355,334
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(20,369,641)
Net unrealized appreciation (depreciation) on options transactions	(63,716)
Net unrealized appreciation (depreciation) on futures	876,140
Net unrealized appreciation (depreciation) on swap agreements	(2,025,286)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	723,086
Net Unrealized Appreciation (Depreciation)	(20,859,417)
Net Realized and Unrealized Gain (Loss) on Investments	(19,504,083)
Net (Decrease) in Net Assets Resulting from Operations	(4,380,659)

See notes to financial statements.

24

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31,
	2017	2016
Operations ($):
Investment income—net	15,123,424	18,756,365
Net realized gain (loss) on investments	1,355,334	(551,834)
Net unrealized appreciation (depreciation) on investments	(20,859,417)	13,581,199
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,380,659)	31,785,730
Distributions to Shareholders from ($):
Investment income—net:
Class A	(10,891,197)	(12,750,870)
Class C	(284,715)	(350,763)
Class I	(5,222,518)	(6,237,945)
Class Y	(1,162,012)	(1,085,856)
Net realized gain on investments:
Class A	(353,627)	(4,895,365)
Class C	(13,945)	(202,734)
Class I	(168,527)	(2,096,287)
Class Y	(32,483)	(350,166)
Total Distributions	(18,129,024)	(27,969,986)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	28,392,421	39,093,828
Class C	1,099,811	2,971,492
Class I	58,136,064	47,839,856
Class Y	14,659,025	2,429,613
Distributions reinvested:
Class A	10,029,515	15,886,906
Class C	211,628	395,024
Class I	5,086,421	7,761,810
Class Y	804,409	978,836
Cost of shares redeemed:
Class A	(136,544,111)	(140,821,730)
Class C	(8,270,178)	(6,173,241)
Class I	(167,670,229)	(36,088,846)
Class Y	(29,531,385)	(9,037,313)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(223,596,609)	(74,763,765)
Total Increase (Decrease) in Net Assets	(246,106,292)	(70,948,021)
Net Assets ($):
Beginning of Period	874,133,721	945,081,742
End of Period	628,027,429	874,133,721
Undistributed investment income—net	3,662,173	58,936

25

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31,
	2017	2016
Capital Share Transactions (Shares):
Class A
Shares sold	2,109,459	2,887,815
Shares issued for distributions reinvested	746,951	1,180,273
Shares redeemed	(10,181,078)	(10,404,493)
Net Increase (Decrease) in Shares Outstanding	(7,324,668)	(6,336,405)
Class C
Shares sold	81,641	219,323
Shares issued for distributions reinvested	15,779	29,409
Shares redeemed	(615,546)	(454,661)
Net Increase (Decrease) in Shares Outstanding	(518,126)	(205,929)
Class I
Shares sold	4,343,516	3,525,581
Shares issued for distributions reinvested	378,901	576,578
Shares redeemed	(12,558,987)	(2,666,071)
Net Increase (Decrease) in Shares Outstanding	(7,836,570)	1,436,088
Class Y
Shares sold	1,070,469	181,300
Shares issued for distributions reinvested	59,929	72,786
Shares redeemed	(2,198,203)	(664,759)
Net Increase (Decrease) in Shares Outstanding	(1,067,805)	(410,673)

See notes to financial statements.

26

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended July 31,
Class A Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	13.82	13.74	13.94	13.59	14.08
Investment Operations:
Investment income—net[a]	.26	.27	.23	.26	.26
Net realized and unrealized gain (loss) on investments	(.27)	.22	(.09)	.42	(.29)
Total from Investment Operations	(.01)	.49	.14	.68	(.03)
Distributions:
Dividends from investment income—net	(.30)	(.30)	(.27)	(.31)	(.33)
Dividends from net realized gain on investments	(.01)	(.11)	(.07)	(.02)	(.13)
Total Distributions	(.31)	(.41)	(.34)	(.33)	(.46)
Net asset value, end of period	13.50	13.82	13.74	13.94	13.59
Total Return (%)[b]	.06	3.62	.97	5.06	(.24)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.93	.92	.91	.89	.86
Ratio of net expenses to average net assets	.89	.89	.88	.89	.86
Ratio of net investment income to average net assets	1.92	2.01	1.68	1.89	1.82
Portfolio Turnover Rate[c]	173.15	269.53	370.87	370.61	447.47
Net Assets, end of period ($ x 1,000)	442,477	554,070	638,060	730,091	848,610

a Based on average shares outstanding.
b Exclusive of sales charge.
c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended July 31, 2017, 2016, 2015, 2014 and 2013 were 122.57%, 158.14%, 163.34%, 160.57% and 227.13%, respectively.
See notes to financial statements.

27

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class C Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	13.82	13.74	13.94	13.59	14.08
Investment Operations:
Investment income—net[a]	.16	.17	.13	.16	.15
Net realized and unrealized gain (loss) on investments	(.26)	.22	(.09)	.42	(.28)
Total from Investment Operations	(.10)	.39	.04	.58	(.13)
Distributions:
Dividends from investment income—net	(.21)	(.20)	(.17)	(.21)	(.23)
Dividends from net realized gain on investments	(.01)	(.11)	(.07)	(.02)	(.13)
Total Distributions	(.22)	(.31)	(.24)	(.23)	(.36)
Net asset value, end of period	13.50	13.82	13.74	13.94	13.59
Total Return (%)[b]	(.67)	2.87	.24	4.29	(.99)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.66	1.65	1.64	1.63	1.61
Ratio of net expenses to average net assets	1.62	1.61	1.61	1.63	1.61
Ratio of net investment income to average net assets	1.20	1.29	.95	1.15	1.08
Portfolio Turnover Rate[c]	173.15	269.53	370.87	370.61	447.47
Net Assets, end of period ($ x 1,000)	14,406	21,902	24,610	28,295	34,259

a Based on average shares outstanding.
b Exclusive of sales charge.
c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended July 31, 2017, 2016, 2015, 2014 and 2013 were 122.57%, 158.14%, 163.34%, 160.57% and 227.13%, respectively.
See notes to financial statements.

28

	Year Ended July 31,
Class I Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	13.81	13.74	13.93	13.59	14.08
Investment Operations:
Investment income—net[a]	.30	.32	.28	.31	.29
Net realized and unrealized gain (loss) on investments	(.25)	.20	(.09)	.41	(.28)
Total from Investment Operations	.05	.52	.19	.72	.01
Distributions:
Dividends from investment income—net	(.35)	(.34)	(.31)	(.36)	(.37)
Dividends from net realized gain on investments	(.01)	(.11)	(.07)	(.02)	(.13)
Total Distributions	(.36)	(.45)	(.38)	(.38)	(.50)
Net asset value, end of period	13.50	13.81	13.74	13.93	13.59
Total Return (%)	.40	4.04	1.31	5.34	.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.61	.63	.63	.62	.61
Ratio of net expenses to average net assets	.55	.55	.55	.55	.58
Ratio of net investment income to average net assets	2.25	2.34	2.02	2.23	2.12
Portfolio Turnover Rate[b]	173.15	269.53	370.87	370.61	447.47
Net Assets, end of period ($ x 1,000)	146,282	257,958	236,789	238,569	259,454

a Based on average shares outstanding.
b The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended July 31, 2017, 2016, 2015, 2014 and 2013 were 122.57%, 158.14%, 163.34%, 160.57% and 227.13%, respectively.
See notes to financial statements.

29

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class Y Shares	2017	2016	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	13.82	13.74	13.94	13.59	13.59
Investment Operations:
Investment income—net[b]	.32	.32	.30	.29	.02
Net realized and unrealized gain (loss) on investments	(.27)	.22	(.11)	.45	.01
Total from Investment Operations	.05	.54	.19	.74	.03
Distributions:
Dividends from investment income—net	(.36)	(.35)	(.32)	(.37)	(.03)
Dividends from net realized gain on investments	(.01)	(.11)	(.07)	(.02)	—
Total Distributions	(.37)	(.46)	(.39)	(.39)	(.03)
Net asset value, end of period	13.50	13.82	13.74	13.94	13.59
Total Return (%)	.38	4.09	1.36	5.50	.22[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.54	.54	.53	.52	.46[d]
Ratio of net expenses to average net assets	.50	.50	.50	.52	.46[d]
Ratio of net investment income to average net assets	2.32	2.39	2.08	2.26	1.97[d]
Portfolio Turnover Rate[e]	173.15	269.53	370.87	370.61	447.47
Net Assets, end of period ($ x 1,000)	24,863	40,204	45,622	22,909	1

a From July 1, 2013 (commencement of initial offering) to July 31, 2013.
b Based on average shares outstanding.
c Not annualized.
d Annualized.
e The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended July 31, 2017, 2016, 2015, 2014 and 2013 were 122.57%, 158.14%, 163.34%, 160.57% and 227.13%, respectively.
See notes to financial statements.

30

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Intermediate Term Income Fund (the “fund”) is a separate diversified series of Dreyfus Investment Grade Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase.The fund’s authorized shares were increased from 1.3 billion to 1.4 billion and 100 million Class T shares were authorized.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 1.4 billion shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (500 million shares authorized), Class C (200 million shares authorized), Class I (500 million shares authorized), Class T (100 million shares authorized) and Class Y (100 million shares authorized). Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive

31

NOTES TO FINANCIAL STATEMENTS (continued)

releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

32

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

33

NOTES TO FINANCIAL STATEMENTS (continued)

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap agreements are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of July 31, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	–	5,791,658	–	5,791,658
Commercial Mortgage-Backed	–	16,463,378	–	16,463,378
Corporate Bonds†	–	234,353,879	–	234,353,879
Foreign Government	–	50,712,381	–	50,712,381
Municipal Bonds†	–	11,508,116	–	11,508,116
Registered Investment Companies	21,559,308	–	–	21,559,308
Residential Mortgage-Backed	–	63,336	–	63,336
U.S. Government Agencies	–	4,324	–	4,324
U.S. Government Agencies Mortgage-Backed	–	172,616,754	–	172,616,754
U.S. Treasury	–	166,409,294	–	166,409,294
Other Financial Instruments:
Futures††	895,054	–	–	895,054
Forward Foreign Currency Exchange Contracts††	–	1,160,519	–	1,160,519

34

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Options Purchased	–	33,682	–	33,682
Liabilities ($)
Other Financial Instruments:
Futures††	(18,914)	–	–	(18,914)
Forward Foreign Currency Exchange Contracts††	–	(1,347,216)	–	(1,347,216)
Options Written	–	(56,674)	–	(56,674)
Swaps††	–	(880,651)	–	(880,651)

† See Statement of Investments for additional detailed categorizations.
††  Amount shown represents unrealized appreciation (depreciation) at period end.

At July 31, 2017, there were no transfers between levels of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at

35

NOTES TO FINANCIAL STATEMENTS (continued)

origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended July 31, 2017, The Bank of New York Mellon earned $20,262 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(e) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended July 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended July 31, 2017, the fund did not incur any interest or penalties.

36

Each tax year in the four year period ended July 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At July 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $3,350,523, accumulated capital losses $13,691,429 and unrealized appreciation $6,309,349.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to July 31, 2017. The fund has $8,660,045 of short-term capital losses and $5,031,384 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended July 31, 2017 and July 31, 2016 were as follows: ordinary income $18,129,024 and $20,415,793, and long-term capital gains $0 and $7,554,193, respectively.

During the period ended July 31, 2017, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums, paydown gains and losses on mortgage-backed securities, foreign currency transactions, dividend reclassification and swap periodic payments, the fund increased accumulated undistributed investment income-net by $6,040,255 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended July 31, 2017, the fund did not borrow under the Facilities.

37

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .45% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from August 1, 2016 through December 1, 2017 for Class I and Class Y shares, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of the fund’s Class I and Class Y shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .55% and .50% of the value of the respective class’ average daily net assets. Dreyfus also waived a portion of its fees for Class A and Class C shares due to the undertakings for the other classes. The reduction in expenses, pursuant to the undertakings, amounted to $332,723.

During the period ended July 31, 2017, the Distributor retained $1,232 from commissions earned on sales of the fund’s Class A shares and $2,662 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended July 31, 2017, Class C shares were charged $140,815 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 2017, Class A and Class C shares were charged $1,214,075 and $46,938, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

38

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended July 31, 2017, the fund was charged $216,705 for transfer agency services and $12,846 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $11,610.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended July 31, 2017, the fund was charged $72,776 pursuant to the custody agreement. These fees were partially offset by earnings credits of $1,521.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended July 31, 2017, the fund was charged $8,526 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended July 31, 2017, the fund was charged $11,180 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $241,923, Distribution Plan fees $9,309, Shareholder Services Plan fees $97,132, custodian fees $16,665, Chief Compliance Officer fees $3,736 and transfer agency fees $27,608, which are offset against an expense reimbursement currently in effect in the amount of $23,698.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward contracts, futures, options transactions and swap agreements, during the period ended July 31, 2017, amounted to $1,341,518,222 and $1,550,485,310,

39

NOTES TO FINANCIAL STATEMENTS (continued)

respectively, of which $391,857,466 in purchases and $392,464,955 in sales were from mortgage dollar roll transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The fund accounts for mortgage dollar rolls as purchases and sales transactions.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended July 31, 2017 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at July 31, 2017 are set forth in the Statement of Futures.

40

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of interest rate, foreign currencies, or as a substitute for an investment. The fund is subject to market risk, interest rate risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

The following summarizes the fund’s call/put options written during the period ended July 31, 2017:

41

NOTES TO FINANCIAL STATEMENTS (continued)

		Options Terminated
	Premiums		Net Realized
Options Written:	Received ($)	Cost ($)	Gain (Loss) ($)
Contracts outstanding July 31, 2016
	151,445
Contracts written	550,757
Contracts terminated: Contracts closed Contracts expired
	23,939	3,371	20,568
	597,127	–	597,127
Total contracts terminated	621,066	3,371	617,695
Contracts outstanding July 31, 2017
	81,136

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at July 31, 2017 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed

42

income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the

43

NOTES TO FINANCIAL STATEMENTS (continued)

counterparty. Interest rate swaps open at July 31, 2017 are set forth in the Statement of Swap Agreements.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of July 31, 2017 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	895,054	[1]	Interest rate risk	(899,565)	[1,2]
Foreign exchange risk	1,194,201	[3,4]	Foreign exchange risk	(1,403,890)	[4,5]
Gross fair value of derivative contracts	2,089,255			(2,303,455)

Statement of Assets and Liabilities location:
1Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.

2Includes cumulative appreciation (depreciation) on swap agreements as reported in the swap tables in Note 4. Unrealized appreciation (depreciation) on OTC swap agreements and only unpaid variation margin on cleared swap agreements, are reported in the Statement of Assets and Liabilities.

3Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
4Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
5Outstanding options written, at value.

The effect of derivative instruments in the Statement of Operations during the period ended July 31, 2017 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Agreements	[4]	Total
Interest rate	(287,146)		300,183		-		1,084,527		1,097,564
Foreign exchange	-		501,891		3,311,249		-		3,813,140
Total	(287,146)		802,074		3,311,249		1,084,527		4,910,704

44

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Agreements	[8]	Total
Interest rate	876,140		-		-		(2,025,286)		(1,149,146)
Foreign exchange	-		(63,716)		723,086		-		659,370
Total	876,140		(63,716)		723,086		(2,025,286)		(489,776)

Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net realized gain (loss) on swap agreements.
[5]	Net unrealized appreciation (depreciation) on futures.
[6]	Net unrealized appreciation (depreciation) on options transactions.
[7]	Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8]	Net unrealized appreciation (depreciation) on swap agreements.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At July 31, 2017, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	895,054	(18,914)
Options	33,682	(56,674)
Forward contracts	1,160,519	(1,347,216)
Swaps	-	(880,651)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	2,089,255	(2,303,455)
Derivatives not subject to
Master Agreements	(895,054)	899,565
Total gross amount of assets
and liabilities subject to
Master Agreements	1,194,201	(1,403,890)

45

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of July 31, 2017:†

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Barclays Bank	51,043		(51,043)	-		-
Citigroup	280,011		(83,676)	-		196,335
Goldman Sachs International	235,378		(235,378)	-		-
HSBC	9,364		(9,364)	-		-
JP Morgan Chase Bank	157,084		(157,084)	-		-
UBS	461,321		(398,567)	(62,754)		-
Total	1,194,201		(935,112)	(62,754)		196,335

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Bank of America	(48,994)		-	-		(48,994)
Barclays Bank	(72,729)		51,043	-		(21,686)
Citigroup	(83,676)		83,676	-		-
Goldman Sachs International	(494,048)		235,378	-		(258,670)
HSBC	(92,475)		9,364	-		(83,111)
JP Morgan Chase Bank	(183,741)		157,084	-		(26,657)
Morgan Stanley Capital Services	(29,660)		-	-		(29,660)
UBS	(398,567)		398,567	-		-
Total	(1,403,890)		935,112	-		(468,778)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.
† See Statement of Investments for detailed information regarding collateral held for open futures contracts.

The following summarizes the average market value of derivatives outstanding during the period ended July 31, 2017:

Average Market Value ($)
Interest rate futures	158,800,964
Interest rate options contracts	29,682
Foreign currency options contracts	96,807
Forward contracts	123,657,276

46

The following summarizes the average notional value of swap agreements outstanding during the period ended July 31, 2017:

Average Notional Value ($)
Interest rate swap agreements	117,404,615

At July 31, 2017, the cost of investments for federal income tax purposes was $672,260,704; accordingly, accumulated net unrealized appreciation on investments was $7,255,406, consisting of $13,718,942 gross unrealized appreciation and $6,463,536 gross unrealized depreciation.

47

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Intermediate Term Income Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments, futures, options written, forward foreign currency exchange contracts, swap agreements and investments in affiliated issuers of Dreyfus Intermediate Term Income Fund (one of the series comprising Dreyfus Investment Grade Funds, Inc.) as of July 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Intermediate Term Income Fund at July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
September 27, 2017

48

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby reports 83.94% of ordinary income dividends paid during the fiscal year ended July 31, 2017 as qualifying “interest related dividends”. Also, the fund hereby reports $.0094 per share as a short-term capital gain distribution paid on December 15, 2016.

49

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on July 25-26, 2017, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be

50

applicable to the fund and comparison funds. They also considered that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. The Board also considered that the fund’s yield performance was above the Performance Group and/or Performance Universe medians for five of the ten one-year periods ended May 31st and considered the proximity of the fund’s yield to the median(s) in certain periods when the yield was below the Performance Group and/or Performance Universe median(s). Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s total return was above the return of the index in four of the ten years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians, and the fund’s total expense ratio was slightly above the Expense Group and Expense Universe medians.

Dreyfus representatives stated that Dreyfus has contractually agreed, until December 1, 2017, to waive receipt of its fees and/or assume the expenses of the fund’s Class I and Y shares, so that the expenses of the fund’s Class I and Y shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.55% and 0.50%, respectively, of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels

51

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board expressed concern about the fund’s total return performance and about the fund’s yield in recent years and agreed to closely monitor performance.

• The Board concluded that the fee paid to Dreyfus supported the renewal of the Agreement in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and

52

other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

53

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 130

———————

Francine J. Bovich (65)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Membership During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 76

———————

Isabel P. Dunst (70)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Of Counsel to the law firm of Hogan Lovells LLP (2015-present; previously, Partner, 1990-2014)

No. of Portfolios for which Board Member Serves: 34

———————

Nathan Leventhal (74)

Board Member (2009)

Principal Occupation During Past 5 Years:

• President Emeritus of Lincoln Center for the Performing Arts (2001-present)

• Chairman of the Avery Fisher Artist Program (1997-2014)

• Commissioner, NYC Planning Commission (2007-2011)

Other Public Company Board Membership During Past 5 Years:

• Movado Group, Inc., Director (2003-present)

No. of Portfolios for which Board Member Serves: 48

———————

54

Robin A. Melvin (53)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 102

———————

Roslyn M. Watson (67)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 62

———————

Benaree Pratt Wiley (71)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Membership During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 83

———————

55

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBERS

J. Charles Cardona (61)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Retired. President and a Director of the Manager (2008-2016), Chairman of the Distributor (2013-2016, Executive Vice President, 1997-2013), No. of Portfolios for which Board Member Serves: 34

J. Charles Cardona is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his previous affiliation with The Dreyfus Corporation.

———————

Gordon J. Davis (75)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Membership During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 55

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Clifford L. Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
George L. Perry, Emeritus Board Member

56

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 63 investment companies (comprised of 130 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 64 investment companies (comprised of 155 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

57

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (64 investment companies, comprised of 155 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 59 investment companies (comprised of 150 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

58

NOTES

59

NOTES

60

NOTES

61

For More Information

Dreyfus Intermediate Term Income Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DRITX Class C: DTECX Class I: DITIX Class Y: DITYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 0082AR0717

Dreyfus Short Term Income Fund

ANNUAL REPORT July 31, 2017

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R  M O R E  I N F O R M AT I O N

Back Cover

Dreyfus Short Term Income Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Short Term Income Fund, covering the 12-month period from August 1, 2016 through July 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced mixed results over the past year in response to changing economic and political conditions. Financial markets during the final months of 2016 were dominated by the election of a new U.S. presidential administration. Equities surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies, but high-quality bonds generally lost value due to expectations of rising interest rates and accelerating inflation in a stronger economy. Despite a series of short-term interest-rate hikes, bonds recovered over the first seven months of 2017 when it became clearer that major tax and fiscal reforms would take time and political capital to enact. Stocks continued to rally, led by large, growth-oriented companies, as corporate earnings grew and global economic conditions improved.

The markets’ strong recent performance has been supported by solid underlying fundamentals. While we currently expect these favorable conditions to persist, we remain watchful for economic and political developments that could derail the rallies. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
August 15, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from August 1, 2016 through July 31, 2017, as provided by David Bowser, CFA, and David Horsfall, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended July 31, 2017, Dreyfus Short Term Income Fund’s Class D shares produced a total return of 0.64%, and Class P shares produced a total return of 0.47%.1 In comparison, the fund’s benchmark, the BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index (the “Index”), achieved a total return of 0.39% for the same period.2

Short-term bonds produced modestly positive total returns over the reporting period when rising interest rates offset the more positive impact of improving earnings for issuers of corporate-backed securities. The fund outperformed the Index, primarily due to its sector allocation strategy.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. To pursue its goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities of U.S. or foreign issuers rated investment grade or the unrated equivalent, as determined by Dreyfus. This may include U.S. government bonds and notes, corporate bonds, municipal bonds, convertible securities, preferred stocks, inflation-indexed securities, asset-backed securities, mortgage-related securities (including collateralized mortgage obligations), floating rate loans (limited to up to 20% of the fund’s net assets) and other floating rate securities and foreign bonds. Typically, the fund’s portfolio can be expected to have an average effective maturity and an average effective duration of three years or less.

For additional yield, the fund may invest up to 20% of its assets in fixed income securities rated below investment grade (“high yield” or “junk” bonds) to as low as Caa/CCC or the unrated equivalent, as determined by Dreyfus. The fund will focus primarily on U.S. securities, but may invest up to 30% of its total assets in fixed income securities of foreign issuers, including those of issuers in emerging markets.

Interest Rates Climbed in Anticipation of Greater Growth

Longer-term interest rates rose sharply in the weeks following the U.S. presidential election in November 2016, causing prices of U.S. government securities and other high-quality bonds to decline. Rates moved higher in response to expectations that a new presidential administration’s more business-friendly regulatory, tax, and fiscal policies would boost U.S. economic growth and inflationary pressures. In addition, the Federal Reserve Board (the “Fed”) implemented a long-awaited increase in the overnight federal funds rate in December 2016, driving short-term rates higher.

Meanwhile, evidence of stronger global economic growth in overseas markets prompted a gradual move away from the aggressively accommodative monetary policies of the past few years. While interest rates climbed in several international markets, most notably Germany and other countries in the core of the Eurozone, other nations saw lower rates, including New Zealand and Portugal. In the United States, short-term interest rates continued to rise when the Fed implemented two more increases in short-term rates, sending the target for the federal funds rate to a range between 1.00% and 1.25%. In contrast, long-term U.S. interest rates moderated, giving back some, but not all, of the post-election spike as investors came to realize that some government

3

DISCUSSION OF FUND PERFORMANCE (continued)

policy reforms were far from certain. Meanwhile, corporate-backed bonds generally continued to produce robust returns in an environment of growing corporate earnings.

Allocation Strategy Bolstered Relative Results

The fund’s performance compared to the Index benefited over the reporting period from our sector allocation strategy. Most notably, overweighted exposure to unhedged emerging-market bonds in Russia and Colombia fared well during the fourth quarter of 2016, as did a position in the Mexican peso. The fund also held overweighted exposure to U.S. corporate bonds, enabling it to participate more fully in their gains. BBB-rated and high yield corporate bonds proved especially advantageous.

Among sovereign bonds in developed markets, we generally favored U.S. government securities over their counterparts in Germany, a strategy that helped the fund benefit from narrowing yield differences between the two countries. A short average duration compared to the Index also helped cushion the adverse impact of rising short-term interest rates.

At times during the reporting period, we employed futures contracts and forward contracts to establish the fund’s interest-rate and currency strategies, respectively.

Positioned for Continued Global Growth

The U.S. and Eurozone economies have continued to expand, and many analysts expect growth to gain momentum over the months ahead. Inflationary pressures appear poised to increase, and most analysts anticipate additional rate hikes from the Fed. Therefore, as of the reporting period’s end, we have maintained overweighted exposure to corporate bonds that historically have been more sensitive to business conditions than interest rates. We also have retained a modest emphasis on emerging-market bonds, and we have increased the fund’s holdings of Treasury Inflation Protected Securities (“TIPS”) in anticipation of higher inflation. In contrast, the fund holds a relatively light position in German bonds.

August 15, 2017

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. The fixed income securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1  Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures reflect the absorption of certain fund expenses pursuant to an agreement by The Dreyfus Corporation which may be terminated after December 1, 2017. Had these expenses not been absorbed, the returns would have been lower.

2  Source: Lipper Inc. — The BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index tracks the performance of U.S. dollar-denominated investment-grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities, including all securities with a remaining term to final maturity of less than five years. Investors cannot invest directly in any index.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Short Term Income Fund Class D shares and Class P shares and the BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index (the “Index”)

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class D and Class P shares of Dreyfus Short Term Income Fund on 7/31/07 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in debt securities and securities with debt-like characteristics of domestic and foreign issuers and maintains an average effective maturity and an average effective duration of three years or less. The Index tracks the performance of U.S. dollar-denominated investment-grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities, including all securities with a remaining term to final maturity less than 5 years. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 7/31/17

	1 Year	5 Years	10 Years
Class D shares	0.64%	1.08%	2.24%
Class P shares	0.47%	0.99%	2.19%
BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index	0.39%	1.32%	2.94%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Short Term Income Fund from February 1, 2017 to July 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended July 31, 2017
	Class D	Class P
Expenses paid per $1,000†	$3.24	$3.49
Ending value (after expenses)	$1,012.70	$1,012.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended July 31, 2017
	Class D	Class P
Expenses paid per $1,000†	$3.26	$3.51
Ending value (after expenses)	$1,021.57	$1,021.32

† Expenses are equal to the fund’s annualized expense ratio of .65% for Class D and .70% for Class P, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

July 31, 2017

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.0%
Asset-Backed Certificates - .6%
Towd Point Mortgage Trust, Ser. 2017-2, Cl. A1	2.75	4/25/57	961,803	[b,c]	972,253
Asset-Backed Ctfs./Auto Receivables - 1.8%
Countrywide Asset-Backed Certificates, Ser. 2004-6, Cl. 2A5	2.00	11/25/34	795,025	[b]	790,475
OSCAR US Funding Trust, Ser. 2017-1A, Cl. A4	3.30	5/10/24	820,000	[c]	830,357
Santander Drive Auto Receivables Trust, Ser. 2013-2, Cl. D	2.57	3/15/19	1,460,000		1,462,921
				3,083,753
Commercial Mortgage Pass-Through Ctfs. - .4%
Commercial Mortgage Trust, Ser. 2015-DC1, Cl. A5	3.35	2/10/48	580,000		593,671
Consumer Discretionary - 3.3%
21st Century Fox America, Gtd. Notes	3.00	9/15/22	1,115,000		1,134,669
AMC Networks, Gtd. Notes	4.75	8/1/25	120,000		121,350
Comcast, Gtd. Notes	5.70	7/1/19	650,000		698,827
Cox Communications, Sr. Unscd. Notes	6.25	6/1/18	1,170,000	[c]	1,210,259
Cox Communications, Sr. Unscd. Notes	3.15	8/15/24	355,000	[c]	356,040
Sky, Gtd. Notes	2.63	9/16/19	1,220,000	[c]	1,230,762
Time Warner, Gtd. Notes	2.10	6/1/19	900,000		902,594
				5,654,501
Consumer Staples - 3.9%
Anheuser-Busch InBev Finance, Gtd. Notes	2.65	2/1/21	935,000		951,554
CVS Health, Sr. Unscd. Notes	2.25	12/5/18	1,520,000		1,530,845
Kraft Heinz Foods, Gtd. Notes	2.80	7/2/20	575,000		586,836
Newell Brands, Sr. Unscd. Notes	3.15	4/1/21	500,000		514,604
Pernod Ricard, Sr. Unscd. Notes	4.45	1/15/22	380,000	[c]	410,610
Reynolds American, Gtd. Notes	8.13	6/23/19	800,000		891,475
WM Wrigley Jr., Sr. Unscd. Notes	2.00	10/20/17	1,720,000	[c]	1,721,620
				6,607,544
Energy - 1.6%
ConocoPhillips, Gtd. Notes	4.20	3/15/21	575,000		615,444
Energy Transfer Partners, Sr. Unscd. Notes	4.15	10/1/20	775,000		808,736

8

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.0% (continued)
Energy - 1.6% (continued)
Energy Transfer Partners, Sr. Unscd. Notes	5.20	2/1/22	385,000		418,335
EQT, Sr. Unscd. Notes	8.13	6/1/19	215,000		237,180
Kinder Morgan Energy Partner, Gtd. Notes	4.15	2/1/24	600,000		620,219
				2,699,914
Financials - 12.0%
ABN AMRO Bank, Sr. Unscd. Notes	2.50	10/30/18	760,000	[c]	766,758
AerCap Ireland Capital, Gtd. Notes	3.50	5/26/22	350,000		361,090
American Express Credit, Sr. Unscd. Notes, Ser. F	2.60	9/14/20	455,000		463,269
American International Group, Sr. Unscd. Notes	6.40	12/15/20	425,000		481,607
Bank of America, Sr. Unscd. Bond	2.15	11/9/20	550,000		549,863
Bank of America, Sr. Unscd. Notes	5.65	5/1/18	145,000		149,112
Bank of America, Sr. Unscd. Notes	2.34	1/15/19	1,335,000	[b]	1,350,445
Bank of America, Sr. Unscd. Notes	2.63	4/19/21	960,000		969,373
Bank of America, Sr. Unscd. Notes, Ser. L	2.60	1/15/19	545,000		550,790
Barclays, Sr. Unscd. Notes	4.38	1/12/26	480,000		502,919
Capital One Financial, Sr. Unscd. Notes	3.05	3/9/22	950,000		967,137
Citizens Financial Group, Sr. Unscd. Notes	2.38	7/28/21	975,000		972,389
Cooperatieve Rabobank, Gtd. Notes	3.75	7/21/26	465,000		472,593
Discover Financial Services, Sr. Unscd. Notes	5.20	4/27/22	575,000		630,169
Ford Motor Credit, Sr. Unscd. Notes, Ser. 1	2.06	3/12/19	855,000	[b]	858,334
Goldman Sachs Group, Sr. Unscd. Notes	2.38	1/22/18	625,000		627,182
Goldman Sachs Group, Sr. Unscd. Notes	2.28	11/15/18	1,295,000	[b]	1,308,594
Goldman Sachs Group, Sr. Unscd. Notes	2.55	10/23/19	725,000		734,930
Goldman Sachs Group, Sr. Unscd. Notes	2.80	11/29/23	795,000	[b]	820,754
HSBC Holdings, Sr. Unscd. Notes	2.65	1/5/22	1,080,000		1,085,751
ING Groep, Sr. Unscd. Notes	3.15	3/29/22	660,000		676,243
KeyBank, Sr. Unscd. Bond	2.50	11/22/21	265,000		267,071
Lloyds Banking Group, Sr. Unscd. Notes	3.10	7/6/21	725,000		738,957

9

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.0% (continued)
Financials - 12.0% (continued)
Morgan Stanley, Sr. Unscd. Notes		2.49	1/20/22	900,000	[b]	909,434
Park Aerospace Holdings, Gtd. Notes		5.25	8/15/22	85,000	[c]	86,806
PNC Bank, Sr. Unscd. Notes		2.20	1/28/19	600,000		604,511
Quicken Loans, Gtd. Notes		5.75	5/1/25	500,000	[c]	525,625
Visa, Sr. Unscd. Notes		3.15	12/14/25	915,000		937,872
Wells Fargo & Company, Sr. Unscd Notes		2.60	7/22/20	860,000		875,021
					20,244,599
Foreign/Governmental - 4.4%
Argentine Government, Sr. Unscd. Bonds		6.88	1/26/27	665,000	[d]	684,950
Argentine Government, Unscd. Bonds	ARS	21.20	9/19/18	2,770,000		158,520
Japanese Government, Sr. Unscd. Bonds, Ser. 20	JPY	0.10	3/10/25	243,700,000	[e]	2,296,692
Japanese Government, Sr. Unscd. Bonds, Ser. 21	JPY	0.10	3/10/26	315,000,000	[e]	2,968,795
Mexican Government, Bonds, Ser. M	MXN	5.75	3/5/26	4,570,000		238,659
Portuguese Government, Sr. Unscd. Bonds	EUR	2.88	7/21/26	365,000	[c]	441,026
Uruguayan Government, Sr. Unscd. Notes		4.38	10/27/27	545,000		585,875
					7,374,517
Health Care - 5.8%
Abbott Laboratories, Sr. Unscd. Notes		2.90	11/30/21	760,000		774,769
Amgen, Sr. Unscd. Notes		2.65	5/11/22	985,000		997,813
Celgene, Sr. Unscd. Notes		2.13	8/15/18	600,000		602,894
Gilead Sciences, Sr. Unscd. Notes		2.55	9/1/20	1,085,000		1,107,687
HCA, Gtd. Notes		5.38	2/1/25	500,000		533,309
Medtronic, Gtd. Notes		2.50	3/15/20	1,190,000		1,212,117
Mylan, Gtd. Notes		3.15	6/15/21	490,000		500,801
Shire Acquisitions Investments, Gtd. Notes		2.40	9/23/21	1,150,000		1,146,044
Teva Pharmaceuticals, Gtd. Notes		2.20	7/21/21	350,000		345,384
UnitedHealth Group, Sr. Unscd. Bonds		2.13	3/15/21	960,000		961,435
Zimmer Biomet Holdings, Sr. Unscd. Notes		2.70	4/1/20	1,660,000		1,681,152
					9,863,405

10

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.0% (continued)
Industrials - 1.8%
Boeing, Sr. Unscd. Notes	2.13	3/1/22	1,225,000		1,231,076
General Electric, Sr. Unscd. Notes	1.81	1/14/19	1,195,000	[b]	1,202,938
United Rentals North America, Gtd. Notes	5.75	11/15/24	220,000		234,575
Waste Management, Gtd. Notes	6.10	3/15/18	365,000		375,177
				3,043,766
Information Technology - .6%
Dell International , Sr. Scd. Notes	5.45	6/15/23	400,000	[c]	441,406
Hewlett Packard Enterprise, Sr. Unscd. Notes	4.40	10/15/22	240,000		256,201
Zayo Group, Gtd. Notes	5.75	1/15/27	255,000	[c]	270,938
				968,545
Materials - .2%
Chemours, Gtd. Notes	5.38	5/15/27	70,000		73,938
Equate Petrochemical, Gtd. Notes	3.00	3/3/22	350,000	[c]	349,527
				423,465
Municipal Bonds - .6%
New Jersey Economic Development Authority, School Facilities Construction Revenue	4.45	6/15/20	1,055,000		1,084,508
Real Estate - 1.3%
Alexandria Real Estate Equities, Gtd. Notes	4.60	4/1/22	430,000		460,997
Boston Properties, Sr. Unscd. Notes	3.70	11/15/18	365,000		372,698
Simon Property Group, Sr. Unscd. Notes	2.50	9/1/20	485,000		492,639
Ventas Realty, Gtd. Notes	3.10	1/15/23	440,000		444,197
Welltower, Sr. Unscd. Notes	2.25	3/15/18	225,000		225,762
Welltower, Sr. Unscd. Notes	5.25	1/15/22	205,000		226,583
				2,222,876
Residential Mortgage Pass-Through Ctfs. - .5%
Credit Suisse First Boston Mortgage Securities, Ser. 2004-7, Cl. 6A1	5.25	10/25/19	36,328		36,825
Impac Secured Assets Trust, Ser. 2006-2, Cl. 2A1	1.57	8/25/36	811,206	[b]	796,717
				833,542
Telecommunications - .5%
AT&T, Sr. Unscd. Notes	3.88	8/15/21	525,000		551,390

11

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.0% (continued)
Telecommunications - .5% (continued)
AT&T, Sr. Unscd. Notes		3.20	3/1/22	250,000		255,417
					806,807
U.S. Government Agencies Mortgage-Backed - 3.0%
Federal National Mortgage Association
0.88%, 8/28/17				5,100,000	[f]	5,099,235
Gtd. Pass-Through Ctfs., REMIC, Ser. 2003-49, Cl. JE, 3.00%, 4/25/33				30,262	[f]	30,530
Government National Mortgage Association II
7.00%, 12/20/30-4/20/31				5,358		6,429
7.50%, 11/20/29-12/20/30				5,031		5,996
					5,142,190
U.S. Government Securities - 54.4%
U.S. Treasury Floating Rate Notes		1.37	4/30/18	21,780,000	[b]	21,814,608
U.S. Treasury Floating Rate Notes		1.35	10/31/18	4,000,000	[b]	4,009,368
U.S. Treasury Inflation Protected Securities, Notes		0.13	4/15/21	4,166,420	[g]	4,175,086
U.S. Treasury Inflation Protected Securities, Notes		0.63	1/15/26	2,028,982	[g]	2,054,774
U.S. Treasury Notes		1.00	5/31/18	1,500,000	[d]	1,497,078
U.S. Treasury Notes		0.63	6/30/18	7,740,000		7,698,281
U.S. Treasury Notes		0.75	2/15/19	11,075,000	[d]	10,981,117
U.S. Treasury Notes		0.75	7/15/19	19,390,000	[d]	19,167,694
U.S. Treasury Notes		1.38	8/31/20	14,300,000	[d]	14,233,805
U.S. Treasury Notes		2.25	4/30/21	2,500,000	[d]	2,553,807
U.S. Treasury Notes		1.13	7/31/21	3,715,000		3,631,632
U.S. Treasury Notes		1.88	4/30/22	215,000		215,546
					92,032,796
Utilities - 1.3%
Dominion Resources, Sr. Unscd. Notes, Ser. C		2.00	8/15/21	1,280,000		1,261,887
Eversource Energy, Sr. Unscd. Bonds, Ser. K		2.75	3/15/22	465,000		470,284
Exelon, Jr. Sub. Notes		3.50	6/1/22	500,000		518,607
					2,250,778
Total Bonds and Notes (cost $165,485,238)				165,903,430
Description /Number of Contract/Counterparty	Exercise Price		Expiration Date	Notional Amount ($)	[a]	Value ($)
Options Purchased - .0%
Call Options - .0%
New Zealand Cross Currency, Contracts 230 JP Morgan Chase Bank	AUD	1.06	9/2017	230,000		2,667
Put Options - .0%
British Pound Cross Currency, Contracts 155 Barclays Bank	EUR	0.86	9/2017	155,000		108

12

Description /Number of Contract/Counterparty	Exercise Price		Expiration Date	Notional Amount ($)	[a]	Value ($)
Options Purchased - .0% (continued)
Put Options - .0% (continued)
Japanese Yen Cross Currency, Contracts 215 Goldman Sachs International	CAD	86.00	10/2017	215,000		1,578
					1,686
Total Options Purchased (cost $5,271)				4,353
Description	Yield at Date of Purchase (%)		Maturity Date	Principal Amount ($)	[a]a	Value ($)
Short-Term Investments - .3%
U.S. Treasury Bills (cost $519,275)		0.87	9/28/17	520,000	[h]	519,176
Description				Shares		Value ($)
Other Investment - 3.2%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $5,318,656)				5,318,656	[i]	5,318,656

13

STATEMENT OF INVESTMENTS (continued)

Description	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - .4%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $698,250)	698,250	[i] 698,250
Total Investments (cost $172,026,690)	101.9%	172,443,865
Liabilities, Less Cash and Receivables	(1.9%)	(3,137,890)
Net Assets	100.0%	169,305,975

ARS—Argentine Peso

AUD—Australian Dollar

CAD—Canadian Dollar

EUR—Euro

JPY—Japanese Yen

MXN—Mexican Peso

a Amount stated in U.S. Dollars unless otherwise noted above.
b Variable rate security—rate shown is the interest rate in effect at period end.
c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2017, these securities were valued at $9,613,987 or 5.68% of net assets.
d Security, or portion thereof, on loan. At July 31, 2017, the value of the fund’s securities on loan was $47,276,400 and the value of the collateral held by the fund was $49,049,877, consisting of cash collateral of $698,250 and U.S. Government & Agency securities valued at $48,351,627.
e Principal amount for accrual purposes is periodically adjusted based on changes in the Japanese Consumer Price Index.
f The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
g Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
h Held by or on behalf of a counterparty for open futures contracts.
i Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
U.S. Government and Agencies/Mortgage-Backed	57.4
Corporate Bonds	32.3
Foreign/Governmental	4.4
Short-Term/Money Market Investments	3.9
Asset-Backed	2.4
Municipal Bonds	.6
Residential Mortgage-Backed	.5
Commercial Mortgage-Backed	.4
Options Purchased	.0
101.9

† Based on net assets.
See notes to financial statements.

14

STATEMENT OF FUTURES

July 31, 2017

Description	Number of Contracts	Expiration	Notional Value	Value ($)	Unrealized Appreciation ($)
Futures Long
U.S. Treasury 2 Year Notes	85	9/17	18,385,765	18,389,219	3,454
U.S. Treasury 5 Year Notes	211	9/17	24,920,099	24,929,320	9,221
Futures Short
Euro-Bobl	60	9/17	(9,460,111)	(9,379,928)	80,183
Euro-Bond	3	9/17	(585,726)	(575,147)	10,579
Japanese 10 Year Bond	5	9/17	(6,815,983)	(6,810,286)	5,697
U.S. Treasury 10 Year Notes	40	9/17	(5,036,327)	(5,035,625)	702
Gross Unrealized Appreciation				109,836

See notes to financial statements.

15

STATEMENT OF OPTIONS WRITTEN

July 31, 2017

Description/ Expiration Date/ Exercise Price	Counterparty	Number of Contracts	Notional Amount ($)	[a]	Value ($)
Call Options:
British Pound Cross Currency, September 2017 @ GBP 0.9	Barclays Bank	155	155,000	EUR	(1,421)
Colombian Peso, October 2017 @ COP 3,200	Morgan Stanley Capital Services	170	170,000		(1,339)
Japanese Yen Cross Currency, October 2017 @ JPY 90	Goldman Sachs International	215	215,000	CAD	(1,606)
Russian Ruble, October 2017 @ RUB 63	Morgan Stanley Capital Services	170	170,000		(2,507)
South African Rand, October 2017 @ ZAR 14.5	Morgan Stanley Capital Services	170	170,000		(1,001)
South Korean Won, September 2017 @ KRW 1,175	Morgan Stanley Capital Services	170	170,000		(448)
Put Options:
British Pound Cross Currency, September 2017 @ GBP 0.845	Barclays Bank	155	155,000	EUR	(11)
New Zealand Cross Currency, September 2017 @ NZD 1.03	JP Morgan Chase Bank	230	230,000	AUD	(133)
Total Options Written (premiums received $12,630)					(8,466)

a Notional amount stated in U.S. Dollars unless otherwise indicated.
AUD—Australian Dollar
CAD—Canadian Dollar
EUR—Euro
See notes to financial statements.

16

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS July 31, 2017

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Bank of America
United States Dollar	285,802	Thai Baht	9,745,000	8/25/17	(7,100)
Barclays Bank
United States Dollar	152,441	Singapore Dollar	210,000	8/25/17	(2,580)
Citigroup
Argentine Peso	1,145,000	United States Dollar	69,394	8/25/17	(5,584)
Chilean Peso	86,140,000	United States Dollar	128,261	8/25/17	4,227
Indian Rupee	9,540,000	United States Dollar	147,108	8/24/17	1,098
Swedish Krona	7,190,000	United States Dollar	865,670	8/31/17	26,583
Turkish Lira	260,000	United States Dollar	71,690	8/25/17	1,562
United States Dollar	288,368	Colombian Peso	879,810,000	8/25/17	(5,336)
United States Dollar	193,682	South Korean Won	217,350,000	8/25/17	(581)
United States Dollar	583,015	Taiwan Dollar	17,540,000	8/25/17	1,436
United States Dollar	201,121	South African Rand	2,620,000	8/25/17	3,237
Goldman Sachs International
Norwegian Krone	4,335,000	United States Dollar	541,168	8/31/17	10,581
Peruvian New Sol	625,000	United States Dollar	189,693	8/25/17	2,680
Swedish Krona	3,690,000	United States Dollar	448,732	8/31/17	9,184
Singapore Dollar	210,000	United States Dollar	151,964	8/25/17	3,057
United States Dollar	222,449	Swiss Franc	210,000	8/31/17	4,814
United States Dollar	749,811	Euro	640,000	8/31/17	(9,187)
United States Dollar	2,285,680	Japanese Yen	255,905,000	8/31/17	(38,994)
HSBC
Argentine Peso	2,545,000	United States Dollar	152,991	8/25/17	(11,159)
Australian Dollar	170,000	United States Dollar	134,700	8/31/17	1,244
United States Dollar	133,665	New Zealand Dollar	180,000	8/31/17	(1,431)
JP Morgan Chase Bank
Swiss Franc	210,000	United States Dollar	221,101	8/31/17	(3,467)
Colombian Peso	1,258,850,000	United States Dollar	427,127	8/25/17	(6,890)
Indonesian Rupiah	1,711,410,000	United States Dollar	127,784	8/25/17	302
Japanese Yen	327,974,667	United States Dollar	2,953,397	8/1/17	21,565
Malaysian Ringgit	1,430,000	United States Dollar	335,641	8/25/17	(2,024)
Polish Zloty	930,000	United States Dollar	254,981	8/25/17	3,652
Turkish Lira	650,000	United States Dollar	180,415	8/25/17	2,715
United States Dollar	305,766	Hong Kong Dollar	2,370,000	1/12/18	1,078
United States Dollar	255,550	Hungarian Forint	66,890,000	8/25/17	(5,197)
United States Dollar	2,957,087	Japanese Yen	327,970,000	8/31/17	(22,235)
United States Dollar	198,562	Philippine Peso	9,870,000	8/25/17	3,170
UBS
Czech Koruna	12,790,000	United States Dollar[a]	549,619	8/25/17	32,003
Czech Koruna	12,790,000	United States Dollar[a]	510,975	9/29/17	72,203

17

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
UBS (continued)
British Pound	100,000	United States Dollar	130,585	8/31/17	1,506
United States Dollar	549,619	Euro[a]	488,438	8/25/17	(29,433)
United States Dollar	510,975	Euro[a]	477,595	9/29/17	(56,267)
United States Dollar	220,836	Norwegian Krone	1,760,000	8/31/17	(3,173)
Gross Unrealized Appreciation					207,897
Gross Unrealized Depreciation					(210,638)

a Cross currency forward foreign exchange contracts
See notes to financial statements.

18

STATEMENT OF SWAP AGREEMENTS

July 31, 2017

Centrally Cleared Interest Rate Swaps
Notional Amount($)†	Currency/ Floating Rate	(Pay) Receive Fixed Rate (%)	Expiration	Unrealized (Depreciation) ($)
51,800,000	USD - 3 Month US CPI Urban Consumers Not Seasonally Adjusted	(1.68)	4/25/2018	(226,841)
Gross Unrealized Depreciation				(226,841)

CPI—Consumer Price Index

USD—United States Dollar

† Clearing House-Chicago Mercantile Exchange or LCH (Clearing)
See notes to financial statements.

19

STATEMENT OF INVESTMENTS IN AFFLIATED ISSUERS

Registered Investment Companies	Value 7/31/2016 ($)	Purchases ($)	Sales ($)	Value 7/31/2017 ($)	Net Assets (%)	Dividends/ Distributions
Dreyfus Institutional Cash Advantage Fund, Institutional Shares	7,894,800	30,002,160	37,896,960	–	–	-
Dreyfus Institutional Preferred Government Plus Money Market Fund†	10,069,368	49,334,095	54,084,807	5,318,656	3.2	22,682
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	–	10,607,619	9,909,369	698,250.4		-
Total	17,964,168	89,943,874	101,891,136	6,016,906	3.6	22,682

† Formerly Dreyfus Institutional Preferred Plus Money Market Fund.
See notes to financial statements.

20

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $47,276,400)—Note 1(c):
Unaffiliated issuers	166,009,784	166,426,959
Affiliated issuers	6,016,906	6,016,906
Cash denominated in foreign currency	18,780	16,625
Dividends, interest and securities lending income receivable		622,647
Cash collateral held by broker—Note 4		539,808
Unrealized appreciation on forward foreign currency exchange contracts—See Statement of Forward Foreign Currency Exchange Contracts—Note 4		207,897
Receivable for swap variation margin—Note 4		19,878
Receivable for futures variation margin—Note 4		4,645
Receivable for investment securities sold		4,102
Receivable for shares of Common Stock subscribed		2,000
Prepaid expenses		17,791
		173,879,258
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		68,302
Cash overdraft due to Custodian		31,192
Payable for investment securities purchased		3,329,989
Liability for securities on loan—Note 1(c)		698,250
Unrealized depreciation on forward foreign currency exchange contracts—See Statement of Forward Foreign Currency Exchange Contracts—Note 4		210,638
Payable for shares of Common Stock redeemed		90,195
Outstanding options written, at value (premiums received $12,630)—See Statement of Options Written—Note 4		8,466
Accrued expenses		136,251
		4,573,283
Net Assets ($)		169,305,975
Composition of Net Assets ($):
Paid-in capital		180,892,710
Accumulated undistributed investment income—net		390,121
Accumulated net realized gain (loss) on investments		(12,244,158)
Accumulated net unrealized appreciation (depreciation) on investments, options transactions and foreign currency transactions (including $109,836 net unrealized appreciation on futures and ($226,841) net unrealized (depreciation) on centrally cleared swap agreements)		267,302
Net Assets ($)		169,305,975

Net Asset Value Per Share	Class D	Class P
Net Assets ($)	169,056,816	249,159
Shares Outstanding	16,276,923	23,955
Net Asset Value Per Share ($)	10.39	10.40

See notes to financial statements.

21

STATEMENT OF OPERATIONS

Year Ended July 31, 2017

Investment Income ($):
Income:
Interest (net of $2,185 foreign taxes withheld at source)	2,690,035
Dividends from affiliated issuers	22,682
Income from securities lending—Note 1(c)	33,581
Total Income	2,746,298
Expenses:
Management fee—Note 3(a)	889,490
Shareholder servicing costs—Note 3(b)	621,647
Professional fees	83,638
Directors’ fees and expenses—Note 3(c)	50,966
Registration fees	41,815
Prospectus and shareholders’ reports	27,790
Custodian fees—Note 3(b)	14,555
Loan commitment fees—Note 2	4,217
Miscellaneous	39,435
Total Expenses	1,773,553
Less—reduction in expenses due to undertaking—Note 3(a)	(608,433)
Less—reduction in fees due to earnings credits—Note 3(b)	(4,669)
Net Expenses	1,160,451
Investment Income—Net	1,585,847
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(87,542)
Net realized gain (loss) on options transactions	127,744
Net realized gain (loss) on futures	24,831
Net realized gain (loss) on swap agreements	134,790
Net realized gain (loss) on forward foreign currency exchange contracts	404,308
Net Realized Gain (Loss)	604,131
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(1,010,041)
Net unrealized appreciation (depreciation) on options transactions	(8,735)
Net unrealized appreciation (depreciation) on futures	30,938
Net unrealized appreciation (depreciation) on swap agreements	(369,119)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	95,225
Net Unrealized Appreciation (Depreciation)	(1,261,732)
Net Realized and Unrealized Gain (Loss) on Investments	(657,601)
Net Increase in Net Assets Resulting from Operations	928,246

See notes to financial statements.

22

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31,
	2017	2016
Operations ($):
Investment income—net	1,585,847	2,325,243
Net realized gain (loss) on investments	604,131	(1,328,127)
Net unrealized appreciation (depreciation) on investments	(1,261,732)	1,121,079
Net Increase (Decrease) in Net Assets Resulting from Operations	928,246	2,118,195
Distributions to Shareholders from ($):
Investment income—net:
Class D	(2,149,082)	(2,860,834)
Class P	(2,943)	(4,942)
Total Distributions	(2,152,025)	(2,865,776)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class D	23,475,302	31,317,223
Class P	67	24
Distributions reinvested:
Class D	1,975,036	2,636,222
Class P	2,943	4,935
Cost of shares redeemed:
Class D	(47,400,545)	(56,302,651)
Class P	(66,367)	(113,616)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(22,013,564)	(22,457,863)
Total Increase (Decrease) in Net Assets	(23,237,343)	(23,205,444)
Net Assets ($):
Beginning of Period	192,543,318	215,748,762
End of Period	169,305,975	192,543,318
Undistributed investment income—net	390,121	-
Capital Share Transactions (Shares):
Class D
Shares sold	2,264,043	3,017,547
Shares issued for distributions reinvested	190,497	253,979
Shares redeemed	(4,574,605)	(5,427,078)
Net Increase (Decrease) in Shares Outstanding	(2,120,065)	(2,155,552)
Class P
Shares sold	6	2
Shares issued for distributions reinvested	284	475
Shares redeemed	(6,374)	(10,978)
Net Increase (Decrease) in Shares Outstanding	(6,084)	(10,501)

See notes to financial statements.

23

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year End July 31,
Class D Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	10.45	10.48	10.64	10.64	10.72
Investment Operations:
Investment income—net[a]	.09	.12	.12	.14	.16
Net realized and unrealized gain (loss) on investments	(.02)	(.00)[b]	(.11)	.06	.02
Total from Investment Operations	.07	.12	.01	.20	.18
Distributions:
Dividends from investment income—net	(.13)	(.15)	(.17)	(.19)	(.24)
Dividends from net realized gain on investments	-	-	-	(.01)	(.02)
Total Distributions	(.13)	(.15)	(.17)	(.20)	(.26)
Net asset value, end of period	10.39	10.45	10.48	10.64	10.64
Total Return (%)	.64	1.12	.08	1.94	1.60
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.00	.95	.90	.89	.89
Ratio of net expenses to average net assets	.65	.65	.65	.65	.69
Ratio of net investment income to average net assets	.89	1.14	1.18	1.27	1.52
Portfolio Turnover Rate	41.03	199.63	94.92	175.95	109.51[c]
Net Assets, end of period ($ x 1,000)	169,057	192,229	215,323	243,233	250,171

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended July 31, 2013 was 106.46%.
See notes to financial statements.

24

	Year End July 31,
Class P Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	10.47	10.49	10.65	10.65	10.74
Investment Operations:
Investment income—net[a]	.09	.12	.12	.14	.16
Net realized and unrealized gain (loss) on investments	(.04)	(.00)[b]	(.12)	.05	.00[b]
Total from Investment Operations	.05	.12	.00[b]	.19	.16
Distributions:
Dividends from investment income—net	(.12)	(.14)	(.16)	(.18)	(.23)
Dividends from net realized gain on investments	-	-	-	(.01)	(.02)
Total Distributions	(.12)	(.14)	(.16)	(.19)	(.25)
Net asset value, end of period	10.40	10.47	10.49	10.65	10.65
Total Return (%)	.47	1.12	.00[c]	1.79	1.56
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.12	1.06	1.04	1.01	.93
Ratio of net expenses to average net assets	.70	.70	.70	.70	.74
Ratio of net investment income to average net assets	.83	1.12	1.13	1.26	1.50
Portfolio Turnover Rate	41.03	199.63	94.92	175.95	109.51[d]
Net Assets, end of period ($ x 1,000)	249	315	425	527	803

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Amount represents less than .01%.
d The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended July 31, 2013 was 106.46%.
See notes to financial statements.

25

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Short Term Income Fund (the “fund”) is a separate non-diversified series of Dreyfus Investment Grade Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue 800 million shares of $.001 par value Common Stock. The fund currently has authorized two classes of shares: Class D (500 million shares authorized) and Class P (300 million shares authorized). Class D and Class P shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

26

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid

27

NOTES TO FINANCIAL STATEMENTS (continued)

prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap agreements are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other

28

factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of July 31, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	-	4,056,006	-	4,056,006
Commercial Mortgage-Backed	-	593,671	-	593,671
Corporate Bonds†	-	54,786,200	-	54,786,200
Foreign Government	-	7,374,517	-	7,374,517
Municipal Bonds†	-	1,084,508	-	1,084,508
Registered Investment Companies	6,016,906	-	-	6,016,906
Residential Mortgage-Backed	-	833,542	-	833,542
U.S. Government Agencies Mortgage-Backed	-	5,142,190	-	5,142,190
U.S. Treasury	-	92,551,972	-	92,551,972
Other Financial Instruments:
Futures††	109,836	-	-	109,836
Forward Foreign Currency Exchange Contracts††	-	207,897	-	207,897
Options Purchased	-	4,353	-	4,353
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(210,638)	-	(210,638)
Options Written	-	(8,466)	-	(8,466)
Swaps††	-	(226,841)	-	(226,841)

† See Statement of Investments for additional detailed categorizations.
†† Amount shown represents unrealized appreciation (depreciation) at period end.

At July 31, 2017, there were no transfers between levels of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes

29

NOTES TO FINANCIAL STATEMENTS (continued)

in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended July 31, 2017, The Bank of New York Mellon earned $6,479 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

30

(e) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended July 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended July 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended July 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At July 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $342,155, accumulated capital losses $11,556,703 and unrealized depreciation $372,187.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to July 31, 2017. If not applied, $4,860,107 of the carryover expires in fiscal year 2018. The fund has $1,341,468 of post-

31

NOTES TO FINANCIAL STATEMENTS (continued)

enactment short-term capital losses and $5,355,128 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended July 31, 2017 and July 31, 2016 were as follows: ordinary income $2,152,025 and $2,865,776, respectively.

During the period ended July 31, 2017, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums, paydown gains and losses, swap periodic payments, capital loss carryover expiration and foreign currency transactions, the fund increased accumulated undistributed investment income-net by $956,299, increased accumulated net realized gain (loss) on investments by $4,784,545 and decreased paid-in capital by $5,740,844. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended July 31, 2017, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from August 1, 2016 through December 1, 2017, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .45% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $608,433 during the period ended July 31, 2017.

32

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .20% of the value of the average daily net assets of Class D shares and .25% of the value of the average daily net assets of Class P shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 2017, Class D and Class P shares were charged $355,273 and $654, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended July 31, 2017, the fund was charged $66,340 for transfer agency services and $4,920 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $4,436.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended July 31, 2017, the fund was charged $14,555 pursuant to the custody agreement. These fees were partially offset by earnings credits of $233.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended July 31, 2017, the fund was charged $3,376 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

33

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended July 31, 2017, the fund was charged $11,180 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $72,116, Shareholder Services Plan fees $28,857, custodian fees $4,387, Chief Compliance Officer fees $3,736 and transfer agency fees $11,490, which are offset against an expense reimbursement currently in effect in the amount of $52,284.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, futures, options transactions, forward contracts and swap agreements, during the period ended July 31, 2017, amounted to $71,020,824 and $87,763,511, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended July 31, 2017 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which

34

the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at July 31, 2017 are set forth in the Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of interest rates, foreign currencies or as a substitute for an investment. The fund is subject to market risk, interest rate risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the

35

NOTES TO FINANCIAL STATEMENTS (continued)

counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

The following summarizes the fund’s call/put options written during the period ended July 31, 2017:

		Options Terminated
	Premiums		Net Realized
Option Written	Received ($)	Cost ($)	Gain (Loss) ($)
Contracts outstanding July 31, 2016	20,392
Contracts written	86,510
Contracts terminated:
Contracts closed	7,304	2,153	5,151
Contracts expired	86,968	-	86,968
Total contracts terminated	94,272	2,153	92,119
Contracts outstanding July 31, 2017	12,630

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at July 31, 2017 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

36

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the

37

NOTES TO FINANCIAL STATEMENTS (continued)

counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. There is minimal counterparty risk to the fund with centrally cleared swaps since they are exchange traded and the exchange guarantees these swaps against default. Interest rate swaps open at July 31, 2017 are set forth in the Statement of Swap Agreements.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of July 31, 2017 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	109,836	[1]	Interest rate risk	(226,841)	[2]
Foreign exchange risk	212,250	[3,4]	Foreign exchange risk	(219,104)	[4,5]
Gross fair value of derivative contracts	322,086			(445,945)

Statement of Assets and Liabilities location:
1Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.

2Includes cumulative appreciation (depreciation) on swap agreements as reported in the swap tables in Note 4. Unrealized appreciation (depreciation) on OTC swap agreements and only unpaid variation margin on cleared swap agreements, are reported in the Statement of Assets and Liabilities.

3Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
4Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
5Outstanding options written, at value.

The effect of derivative instruments in the Statement of Operations during the period ended July 31, 2017 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Agreements	[4]	Total
Interest rate	24,831		40,527		-		134,790		200,148
Foreign exchange	-		87,217		404,308		-		491,525
Total	24,831		127,744		404,308		134,790		691,673

38

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Agreements	[8]	Total
Interest rate	30,938		-		-		(369,119)		(338,181)
Foreign exchange	-		(8,735)		95,225		-		86,490
Total	30,938		(8,735)		95,225		(369,119)		(251,691)

Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net realized gain (loss) on swap agreements.
[5]	Net unrealized appreciation (depreciation) on futures.
[6]	Net unrealized appreciation (depreciation) on options transactions.
[7]	Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8]	Net unrealized appreciation (depreciation) on swap agreements.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At July 31, 2017, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	109,836	-
Options	4,353	(8,466)
Forward contracts	207,897	(210,638)
Swaps	-	(226,841)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	322,086	(445,945)
Derivatives not subject to
Master Agreements	(109,836)	226,841
Total gross amount of assets
and liabilities subject to
Master Agreements	212,250	(219,104)

39

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of July 31, 2017:†

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Barclays Bank	108		(108)	-	-
Citigroup	38,143		(11,501)	-	26,642
Goldman Sachs International	31,894		(31,894)	-	-
HSBC	1,244		(1,244)	-	-
JP Morgan Chase Bank	35,149		(35,149)	-	-
UBS	105,712		(88,873)	-	16,839
Total	212,250		(168,769)	-	43,481

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Bank of America	(7,100)		-	-	(7,100)
Barclays Bank	(4,012)		108	-	(3,904)
Citigroup	(11,501)		11,501	-	-
Goldman Sachs International	(49,787)		31,894	-	(17,893)
HSBC	(12,590)		1,244	-	(11,346)
JP Morgan Chase Bank	(39,946)		35,149	-	(4,797)
Morgan Stanley Capital Services	(5,295)		-	-	(5,295)
UBS	(88,873)		88,873	-	-
Total	(219,104)		168,769	-	(50,335)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
† See Statement of Investments for detailed information regarding collateral held for open futures contracts.

The following summarizes the average market value of derivatives outstanding during the period ended July 31, 2017:

Average Market Value ($)
Interest rate futures	43,222,829
Interest rate options contracts	4,033
Foreign currency options contracts	15,818
Forward contracts	13,871,367

The following summarizes the average notional value of swap agreements outstanding during the period ended July 31, 2017:

40

Average Notional Value ($)
Interest rate swap agreements	22,868,462

At July 31, 2017, the cost of investments for federal income tax purposes was $172,580,707; accordingly, accumulated net unrealized depreciation on investments was $136,842, consisting of $1,131,227 gross unrealized appreciation and $1,268,069 gross unrealized depreciation.

41

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Short Term Income Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments, futures, options written, forward foreign currency exchange contracts, swap agreements and investments in affiliated issuers, of Dreyfus Short Term Income Fund (one of the series comprising Dreyfus Investment Grade Funds, Inc.) as of July 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Short Term Income Fund at July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
September 27, 2017

42

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 83.82% of ordinary income dividends paid during the fiscal year ended July 31, 2017 as qualifying “interest related dividends.” Also, for state individual income tax purposes, the fund hereby reports 27.18% of the ordinary income dividends paid during its fiscal year ended July 31, 2017 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California, Connecticut and the District of Columbia.

43

INFORMATION ABOUT THE RENEWAL OF THE FUND'S INVESTMENT MANAGEMENT AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on July 25-26, 2017, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

44

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. The Board also considered that the fund’s yield performance was above the Performance Group and Performance Universe medians for nine of the ten one-year periods ended May 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s total return was above the return of the index in four of the ten years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was below the Expense Group and Expense Universe medians and the fund’s total expense ratio was slightly above the Expense Group and Expense Universe medians.

Dreyfus representatives stated that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until December 1, 2017, so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.45% of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also considered the expense limitation arrangement and its effect on the profitability of Dreyfus and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed

45

INFORMATION ABOUT THE RENEWAL OF THE FUND'S INVESTMENT MANAGEMENT AGREEMENTS (Unaudited) (continued)

where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board was satisfied with the fund’s yield performance, but expressed concern about the fund’s total return performance and agreed to closely monitor performance.

• The Board concluded that the fee paid to Dreyfus supported the renewal of the Agreement in light of the considerations described above.

The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and

46

regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

47

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 130

———————

Francine J. Bovich (65)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Membership During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 76

———————

Isabel P. Dunst (70)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Of Counsel to the law firm of Hogan Lovells LLP (2015-present; previously, Partner, 1990-2014)

No. of Portfolios for which Board Member Serves: 34

———————

Nathan Leventhal (74)

Board Member (2009)

Principal Occupation During Past 5 Years:

• President Emeritus of Lincoln Center for the Performing Arts (2001-present)

• Chairman of the Avery Fisher Artist Program (1997-2014)

• Commissioner, NYC Planning Commission (2007-2011)

Other Public Company Board Membership During Past 5 Years:

• Movado Group, Inc., Director (2003-present)

No. of Portfolios for which Board Member Serves: 48

———————

48

Robin A. Melvin (53)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 102

———————

Roslyn M. Watson (67)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 62

———————

Benaree Pratt Wiley (71)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Membership During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 83

———————

49

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBERS

J. Charles Cardona (61)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Retired. President and a Director of the Manager (2008-2016), Chairman of the Distributor (2013-2016, Executive Vice President, 1997-2013), No. of Portfolios for which Board Member Serves: 34

J. Charles Cardona is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his previous affiliation with The Dreyfus Corporation.

———————

Gordon J. Davis (75)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Membership During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 55

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Clifford L. Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
George L. Perry, Emeritus Board Member

50

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 63 investment companies (comprised of 130 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 64 investment companies (comprised of 155 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

51

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (64 investment companies, comprised of 155 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 59 investment companies (comprised of 150 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

52

NOTES

53

For More Information

Dreyfus Short Term Income Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class D:DSTIX Class P:DSHPX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 0083AR0717

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $121,956 in 2016 and $125,004 in 2017.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $19,290 in 2016 and $46,850 in 2017. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $10,388 in 2016 and $10,386 in 2017.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were 3,020 in 2016 and $3,148 in 2017.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2016 and $0 in 2017.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $20,180,743 in 2016 and $27,194,437 in 2017.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Investment Grade Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    September 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    September 28, 2017

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    September 28, 2017

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)